                                                                               .
                                                                               .
                                                                               .

                           AMERICAN FORERUNNER SERIES
             Individual Flexible Premium Variable Annuity Contracts

                   Issued By
New England Variable Annuity Separate Account of        Annuity Administrative Office:
       New England Life Insurance Company                       P.O. Box 14594
              501 Boylston Street                         Des Moines, IA 50306-3594
          Boston, Massachusetts 02116
                 (800) 435-4117

     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series.

AMERICAN FUNDS INSURANCE SERIES

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

BlackRock Large-Cap Core Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid-Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
MFS(R) Research International Portfolio
Met/AIM Small Cap Growth Portfolio
Neuberger Berman Real Estate Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

METROPOLITAN FUND

BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI International Stock Portfolio
FI Large Cap Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Jennison Growth Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MFS(R) Total Return Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

METROPOLITAN FUND - ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST - EXCHANGE TRADED FUNDS ("ETF") PORTFOLIOS

Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio

     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

                                 APRIL 30, 2007

     When you purchase your Contract, you must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges. The five available Classes of the Contract are:

     -- Standard Class,

     -- B Plus Class,

     -- C Class,

     -- L Class, and

     -- P Class.

     If you select the B Plus Class, we will add a bonus amount to each purchase payment received in the first Contract Year. The overall expenses for the B Plus Class Contract may be higher than the expenses for a similar Contract that does not pay a bonus. Over time, the value of the bonus could be more than offset by higher expenses.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated April 30, 2007. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-120 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 501 Boylston St., Boston, Massachusetts 02116, 1-800-777-5897 or visit our website at www.nef.com.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                 APRIL 30, 2007

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                  PAGE
                                                                  -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS...........        A-5
HIGHLIGHTS..................................................        A-6
FEE TABLE...................................................       A-11
HOW THE CONTRACT WORKS......................................       A-19
THE COMPANY.................................................       A-20
THE VARIABLE ACCOUNT........................................       A-20
INVESTMENTS OF THE VARIABLE ACCOUNT.........................       A-20
  Investment Advice.........................................       A-25
  Certain Payments We Receive with Regard to the Eligible
     Funds..................................................       A-26
  Share Classes of the Eligible Funds.......................       A-27
  Substitution of Investments...............................       A-28
THE FIXED ACCOUNT...........................................       A-28
THE CONTRACTS...............................................       A-28
  Standard Class............................................       A-29
  B Plus Class..............................................       A-29
  C Class...................................................       A-29
  L Class...................................................       A-29
  P Class...................................................       A-29
  Purchase Payments.........................................       A-30
  Ten Day Right to Review...................................       A-30
  Allocation of Purchase Payments...........................       A-30
  Contract Value and Accumulation Unit Value................       A-31
  Payment on Death Prior to Annuitization...................       A-31
  Standard Death Benefit....................................       A-31
  Annual Step-Up Death Benefit..............................       A-32
  Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit................................................       A-32
  Earnings Preservation Benefit Rider.......................       A-33
  Transfer Privilege........................................       A-35
  Dollar Cost Averaging.....................................       A-38
  Asset Rebalancing.........................................       A-39
  Withdrawals...............................................       A-39
  Systematic Withdrawals....................................       A-40
  Suspension of Payments....................................       A-41
  Inactive Contracts........................................       A-41
  Ownership Rights..........................................       A-41
  Requests and Elections....................................       A-42
  Confirming Transactions...................................       A-42
  State Variations..........................................       A-43
ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER
  DEDUCTIONS................................................       A-43
  Asset-Based Insurance Charge..............................       A-43
  Contract Administrative Fee...............................       A-44
  Withdrawal Charge.........................................       A-44
  Earnings Preservation Benefit Rider.......................       A-46
  Guaranteed Minimum Income Benefit Rider...................       A-46
  Guaranteed Withdrawal Benefit Rider.......................       A-46

                                                                  PAGE
                                                                  -----
  Guaranteed Minimum Accumulation Benefit Rider.............       A-47
  Premium and Other Tax Charges.............................       A-47
  Other Expenses............................................       A-48
ANNUITY PAYMENTS............................................       A-48
  Election of Annuity.......................................       A-48
  Annuity Options...........................................       A-48
  Amount of Annuity Payments................................       A-50
GUARANTEED MINIMUM INCOME BENEFIT...........................       A-51
  Description of the Predictor..............................       A-51
  Description of the Predictor Plus.........................       A-53
  Description of GMIB I.....................................       A-56
  The Predictor Plus, Predictor and GMIB I Rider Charge.....       A-57
  The GMIB and Qualified Contracts..........................       A-58
GUARANTEED WITHDRAWAL BENEFIT...............................       A-58
  Description of the Guaranteed Withdrawal Benefit I........       A-59
  Description of the Enhanced Guaranteed Withdrawal
     Benefit................................................       A-62
  Description of the Lifetime Withdrawal Guarantee..........       A-63
GUARANTEED MINIMUM ACCUMULATION BENEFIT.....................       A-68
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS..............       A-71
FEDERAL INCOME TAX CONSIDERATIONS...........................       A-71
  Taxation of Non-Qualified Contracts.......................       A-72
  Taxation of Qualified Contracts...........................       A-74
  Possible Tax Law Changes..................................       A-77
VOTING RIGHTS...............................................       A-77
DISTRIBUTION OF THE CONTRACTS...............................       A-78
THE OPERATION OF THE FIXED ACCOUNT..........................       A-79
  Contract Value and Fixed Account Transactions.............       A-80
INVESTMENT PERFORMANCE INFORMATION..........................       A-80
  Yields....................................................       A-80
  Standard Return...........................................       A-81
  Non-Standard Return.......................................       A-81
  Other Performance.........................................       A-81
LEGAL PROCEEDINGS...........................................       A-82
FINANCIAL STATEMENTS........................................       A-82
ACCUMULATION UNIT VALUES (Condensed Financial
  Information)..............................................       A-82
APPENDIX A: Consumer Tips...................................      A-101
APPENDIX B: Withdrawal Charge...............................      A-102
APPENDIX C: Premium Tax.....................................      A-103
APPENDIX D: Guaranteed Minimum Income Benefit Examples......      A-104
APPENDIX E: Guaranteed Withdrawal Benefit Examples..........      A-111
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....      A-118

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT.  A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT.  The natural person on whose life Annuity Payments are based.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY DATE. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) 10 years from the issue date.

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

     The American Forerunner Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Amount of Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. Depending on your expectations and preferences, you can choose the Class that best meets your needs.

     Prior to issuance, you must select one of five available Classes of the
Contract:

     -- Standard Class, which imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing annually over 7 years, and an Asset-Based Insurance Charge;

     -- B Plus Class (which may be referred to as the "Bonus Class"), which credits a bonus amount to purchase payments received in the first Contract Year, imposes a higher Withdrawal Charge (maximum 9%) over a longer period of time (9 years), and imposes a relatively higher Asset-Based Insurance Charge during the Withdrawal Charge period;

     -- C Class, which does not impose any Withdrawal Charge on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge;

     -- L Class, which reduces the period of time (3 years) that a Withdrawal Charge (maximum 7%) applies on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge; and

     -- P Class, which lengthens the period of time (9 years) that a Withdrawal Charge (maximum 8%) is imposed on withdrawals, and imposes a relatively lower Asset-Based Insurance Charge.

     For the B Plus Class, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with the B Plus Class may exceed the bonus amount and any related earnings. You should consider this possibility before purchasing a B Plus Class Contract.

     Your financial representative can help you decide which Class is best for you. The following chart shows in graphic form the relative levels of the Withdrawal Charge and Asset-Based Insurance Charge under each Class:

                                 Relationship of Withdrawal Charges
                                  to Asset-Based Insurance Charges
                                     for Each Class of Contract

                                    [GRAPH]

     For actual expenses of each Class, see the Fee Table on page A-11.

PURCHASE PAYMENTS:

     Currently, the minimum initial and subsequent purchase payments are as follows (exceptions may apply):

CLASS                                                     INITIAL              SUBSEQUENT
-----                                                     -------              ----------
Standard, P...................................  $ 5,000(nonqualified plans)       $500
                                                $ 2,000(qualified plans)
C,L...........................................  $25,000                           $500
B Plus........................................  $10,000                           $500

We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86. (See "Purchase Payments.")

OWNERSHIP:

     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of the Contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan ("SEP") under paragraph 408(k) of the

Internal Revenue Code ("the Code") and a Simple Retirement Account ("SIMPLE IRA") under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

     You may allocate purchase payments to the subaccounts or to the Fixed Account. The Fixed Account is not available to Contracts purchased on or after May 1, 2003 for which the C Class has been selected. The Fixed Account is also not available to Contracts purchased in New York on or after May 1, 2003 if the optional Guaranteed Minimum Income Benefit ("GMIB I") or Guaranteed Withdrawal Benefit is selected. If you elect to purchase the Predictor Plus Guaranteed Minimum Income Benefit, you are limited to allocating your purchase payments and Contract Value among the MetLife Conservative Allocation Subaccount, MetLife Conservative to Moderate Allocation Subaccount, MetLife Moderate Allocation Subaccount, MetLife Moderate to Aggressive Allocation Subaccount ("Predictor Plus Asset Allocation Subaccounts") and the EDCA Guaranteed Account (provided your EDCA destination portfolios are one of the Predictor Plus Asset Allocation Subaccounts). If you elect to purchase the Lifetime Withdrawal Guarantee, you are limited to allocating your purchase payments and Contract Value to the same subaccounts, however, you may also allocate monies to the BlackRock Money Market Subaccount and the Fixed Account. If you elect to purchase the optional Guaranteed Minimum Accumulation Benefit, you are limited to allocating your purchase payments and Contract Value to one of the MetLife Conservative Allocation Subaccount, MetLife Conservative to Moderate Allocation Subaccount, MetLife Moderate Allocation Subaccount ("GMAB Asset Allocation Subaccounts") and the EDCA Guaranteed Account (provided your EDCA destination portfolio is one of the GMAB Asset Allocation Subaccounts). You can allocate your Contract Value among the subaccounts and the Fixed Account as you choose any time (subject to limitation). However, you may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit a subsequent purchase payment, unless you notify us of your chosen allocation one or more days prior to submitting the payment. You must allocate a minimum of $500 dollars to each account you select. However, for individual retirement annuities, individual retirement accounts and Roth Individual Retirement Accounts, if purchase payments are less than $2,000, then you may allocate the payment to a maximum of four subaccounts.

     You can change your purchase payment allocation (unless you elect to purchase the optional Guaranteed Minimum Accumulation Benefit). We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers, but we do apply special limits to "market timing." (See "Transfer Privilege--Market Timing.") The minimum transfer amount is currently $500, unless we have agreed otherwise. Special limits may apply to transfers to and from the Fixed Account. (See "THE FIXED ACCOUNT.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

     We apply the following charges to your Contract:

     --   premium tax charge, in some states.

     -- asset-based insurance charge at an annual rate ranging from 1.15% to 1.95% of the Variable Account's daily net assets depending upon the Class and death benefit option you select (these amounts increase by .25% for subaccounts investing in the American Funds Insurance Series).

     -- annual contract administrative fee of $30 during the accumulation phase and pro rata at annuitization (if the Contract Value is less than $50,000).

     -- except for C Class, withdrawal charge that varies by Class (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

     -- for Contracts with a Guaranteed Minimum Income Benefit Rider, a fee of 0.80% for the Predictor Plus or 0.50% for the Predictor or GMIB I imposed on the Income Base annually in arrears on each Contract Anniversary prior to annuitization (up to a maximum fee of 1.50% of the Income Base upon Optional Reset for Predictor Plus).

     -- for Contracts with the Guaranteed Withdrawal Benefit Rider, a fee of 0.50% of the Guaranteed Withdrawal Amount (up to a maximum fee of 0.95% of the Guaranteed Withdrawal Amount upon Optional Reset).

     -- for Contracts with a Guaranteed Minimum Accumulation Benefit Rider, a fee of 0.75% of the Guaranteed Accumulation Amount.

     -- for Contracts with an Earnings Preservation Benefit Rider, a fee of 0.25% deducted daily from subaccount assets prior to annuitization.

     -- for Contracts with a Lifetime Withdrawal Guarantee Benefit rider, a fee of 0.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 0.95% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 0.70% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.40% if an Automatic Annual Step-Up occurs) for the Joint Life version.

     Certain waivers or reductions may apply. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments).

PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit.

     You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits--the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering income taxes payable at death.

     The Standard Death Benefit equals the greater of the current Contract Value or total purchase payments less a pro rata reduction for partial withdrawals. The Annual Step-Up Death Benefit equals the greater of current Contract Value or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Greater of Annual Step-Up or 5% Annual Increase Rider equals the greatest of: current Contract Value; purchase payments (less prior withdrawals) accumulated at an annual rate of 5%; or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals.

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

     -- If received under an annuity payment option, they are taxed in the same manner as annuity payments.

     -- If distributed in a lump sum, they are taxed in the same manner as a full withdrawal.

WITHDRAWALS:

     Before annuitization you can send us a written request to withdraw all or part of your Contract Value. After a partial withdrawal, the remaining Contract Value must be at least $2,000. Currently, a partial withdrawal must be at least $500. A withdrawal may be subject to federal income tax and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "FEDERAL INCOME TAX CONSIDERATIONS.") You may also elect to purchase for an additional charge, the Guaranteed Withdrawal Benefit Rider ("GWB") or Lifetime Withdrawal Guarantee Rider, which guarantees the return of your purchase payments over time (subject to the requirements of the rider).

     A Withdrawal Charge will apply to certain full and partial withdrawals and certain annuitization transactions for Standard, B Plus, L and P Class Contracts. On full withdrawals the annual contract administrative fee will be deducted. No Withdrawal Charge applies to C Class Contracts. We reserve the right to deduct a premium tax charge on full and partial withdrawals in some states.

     On a Standard, B Plus, L, or P Class Contract in any Contract Year you can make a withdrawal of a portion of your purchase payments free from any Withdrawal Charge (the "free withdrawal amount"). In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

REPLACEMENT OF CONTRACTS

     From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Contract Value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program (see "The Contracts -- Dollar Cost Averaging"). Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in the current prospectus for the new Contract. The fees and charges in the new Contract may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal tax purposes; however, you should consult your tax advisor before making any such exchange.

     Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the Contract's features, benefits and charges.

                                   FEE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

          Sales Charge Imposed on Purchase Payments.........  None
          Withdrawal Charge (as a percentage of each
            purchase payment)...............................  9% declining annually -- see Note
                                                              (1)
          Transfer Fee(2)...................................  $25

NOTES:
(1) The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class, as follows:

        NUMBER OF
        COMPLETE YEARS FROM RECEIPT OF  STANDARD CLASS    B PLUS CLASS    L CLASS    P CLASS    C CLASS
        PURCHASE PAYMENT                    CHARGE           CHARGE       CHARGE     CHARGE     CHARGE
        ------------------------------  --------------    ------------    -------    -------    -------
        0.............................         7%               9%            7%        8%       None
        1.............................         6%               8%            6%        8%
        2.............................         6%               8%            5%        8%
        3.............................         5%               7%            0%        7%
        4.............................         4%               6%            0%        6%
        5.............................         3%               5%            0%        5%
        6.............................         2%               4%            0%        4%
        7.............................         0%               2%            0%        3%
        8.............................         0%               2%            0%        2%
        9 and thereafter..............         0%               0%            0%        0%

(2) Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25. We will not restrict transfers to less than 12 per Contract Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES*
(as a percentage of average daily net assets in the subaccounts)

        Asset-Based Insurance Charge for all subaccounts except the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

                                              STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
                                              --------------   ---------------   -------   -------   -------
          Standard Death Benefit............      1.25%             1.60%         1.60%     1.50%     1.15%
          Annual Step-Up Death Benefit......      1.45%             1.80%         1.80%     1.70%     1.35%
          Greater of Annual Step-Up or 5%
            Annual Increase Death Benefit...      1.60%             1.95%         1.95%     1.85%     1.50%

        Asset-Based Insurance Charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

                                              STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
                                              --------------   ---------------   -------   -------   -------
          Standard Death Benefit............      1.50%             1.85%         1.85%     1.75%     1.40%
          Annual Step-Up Death Benefit......      1.70%             2.05%         2.05%     1.95%     1.60%
          Greater of Annual Step-Up or 5%
            Annual Increase Death Benefit...      1.85%             2.20%         2.20%     2.10%     1.75%
          Earnings Preservation Benefit Rider(3)..................................................    0.25%

OTHER CONTRACT FEES
          Annual Contract Administrative Fee(4)..........                                $30
          Guaranteed Minimum Income Benefit (the
            Predictor Plus)(5)...........................             Current Charge:   0.80%
                                                           Maximum Guaranteed Charge:   1.50%
          Guaranteed Minimum Income Benefit (the
            Predictor or GMIB I)(5)......................             Current Charge:   0.50%
          Guaranteed Withdrawal Benefit and Enhanced
            Guaranteed Withdrawal Benefit(6).............             Current Charge:   0.50%
                                                           Maximum Guaranteed Charge:   0.95%
          Lifetime Withdrawal Guarantee Benefit (Single
            Life version)(8).............................             Current Charge:   0.50%
                                                           Maximum Guaranteed Charge:   0.95%
          Lifetime Withdrawal Guarantee Benefit (Joint
            Life version)(8).............................             Current Charge:   0.70%
                                                           Maximum Guaranteed Charge:   1.40%
          Guaranteed Minimum Accumulation Benefit(7).....             Current Charge:   0.75%

NOTES:
* We are waiving the Asset Based Insurance Charge in the amount of 0.08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio.

(1) For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit; except that for the B Plus Class and the P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization (1.50% for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts). We reserve the right to impose an increased Asset-Based Insurance Charge on other subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

(2) The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

(3) The charge for the Earnings Preservation Benefit Rider will not be assessed after annuitization.

(4) We will also deduct this fee on full withdrawal (regardless of contract size) and pro rata on annuitization. This fee will not be deducted during the accumulation period or on annuitization for Contracts with a Contract Value of $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.

(5) The Predictor Plus, Predictor and GMIB I rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Reset of the Guaranteed Minimum Income Benefit, as permitted under the Predictor Plus, we may increase the Guaranteed Minimum Income Benefit charge to the then current charge applicable to the same rider, but no more than a maximum of 1.50% of the Income Base. Different charges for the Predictor and GMIB I were in effect prior to May 1, 2005. Different charges for the Predictor Plus were in effect prior to February 26, 2007. See "GUARANTEED MINIMUM INCOME BENEFIT" for more information.

(6) The Guaranteed Withdrawal Benefit rider charge is imposed on the Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge applicable to the same rider, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. See "GUARANTEED WITHDRAWAL BENEFIT" for more information.

(7) The Guaranteed Minimum Accumulation Benefit Rider Charge is imposed on the Guaranteed Accumulation Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from the Asset Allocation subaccount and the EDCA Guaranteed Account. The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. See "GUARANTEED MINIMUM ACCUMULATION BENEFIT" for more information.

(8) The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your purchase initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the Lifetime Guaranteed Withdrawal rider charge to the then current charge applicable to the same rider, but no more than a maximum of 0.95% (Single Life version) of 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. See "GUARANTEED WITHDRAWAL BENEFIT" for more information.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              MINIMUM*   MAXIMUM
                                                              --------   -------
Total Annual Eligible Fund Operating Expenses

(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and
other expenses).............................................    .55%      1.30%

                                                              MINIMUM*   MAXIMUM
                                                              --------   -------
Net Total Annual Eligible Fund Operating Expenses(1)

(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and
other expenses after any applicable waiver or reimbursement
arrangement)................................................    .54%      1.30%

NOTE:
  * Does not take into consideration any portfolio of the American Funds Insurance Series, for which an additional Asset-Based Insurance charge applies.

(1) The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2008, as described in more detail below.

     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual expense subsidy or expense deferral arrangement:

ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)

                                                                                GROSS     CONTRACTUAL
                                                                                TOTAL      EXPENSES      NET TOTAL
                                               MANAGEMENT   12B-1    OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                  FEES      FEES    EXPENSES   EXPENSES    DEFERRAL     EXPENSES(2)
                                               ----------   -----   --------   --------   -----------   -----------
AMERICAN FUNDS INSURANCE SERIES(3)
American Funds Bond Fund.....................     .41%       .25%     .01%       .67%            0%         .67%
American Funds Global Small Capitalization
  Fund.......................................     .72%       .25%     .05%      1.02%            0%        1.02%
American Funds Growth Fund...................     .32%       .25%     .02%       .59%            0%         .59%
American Funds Growth-Income Fund............     .27%       .25%     .01%       .53%            0%         .53%
MET INVESTORS SERIES TRUST(3)(4)
BlackRock Large-Cap Core
  Portfolio(5)(6)(7).........................     .63%       .25%     .22%      1.10%            0%        1.10%
Harris Oakmark International Portfolio Class
  B(8).......................................     .78%       .25%     .13%      1.16%            0%        1.16%
Harris Oakmark International Portfolio Class
  E(8).......................................     .78%       .15%     .13%      1.06%            0%        1.06%
Janus Forty Portfolio(5)(7)..................     .65%       .25%     .06%       .96%            0%         .96%
Lazard Mid-Cap Portfolio.....................     .70%       .25%     .06%      1.01%            0%        1.01%
Legg Mason Partners Aggressive Growth
  Portfolio(6)...............................     .63%       .25%     .09%       .97%            0%         .97%
Legg Mason Value Equity Portfolio Class
  B(9)(10)...................................     .64%       .25%     .16%      1.05%            0%        1.05%
Legg Mason Value Equity Portfolio Class
  E(9)(10)...................................     .64%       .15%     .07%       .86%            0%         .86%
Lord Abbett Bond Debenture Portfolio.........     .50%       .25%     .04%       .79%            0%         .79%
MFS(R) Research International Portfolio......     .72%       .25%     .14%      1.11%            0%        1.11%
Met/AIM Small Cap Growth Portfolio(6)........     .87%       .25%     .06%      1.18%            0%        1.18%
Neuberger Berman Real Estate Portfolio.......     .64%       .25%     .04%       .93%            0%         .93%
Oppenheimer Capital Appreciation
  Portfolio(6)...............................     .57%       .25%     .05%       .87%            0%         .87%

                                                                                GROSS     CONTRACTUAL
                                                                                TOTAL      EXPENSES      NET TOTAL
                                               MANAGEMENT   12B-1    OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                  FEES      FEES    EXPENSES   EXPENSES    DEFERRAL     EXPENSES(2)
                                               ----------   -----   --------   --------   -----------   -----------
PIMCO Inflation Protected Bond Portfolio.....     .50%       .25%     .04%       .79%            0%         .79%
PIMCO Total Return Portfolio.................     .50%       .25%     .05%       .80%            0%         .80%
RCM Technology Portfolio(6)(11)..............     .88%       .25%     .15%      1.28%            0%        1.28%
T. Rowe Price Mid-Cap Growth Portfolio.......     .75%       .25%     .03%      1.03%            0%        1.03%
METROPOLITAN SERIES FUND, INC.
"METROPOLITAN FUND"(3)(12)
BlackRock Aggressive Growth Portfolio........     .72%       .25%     .06%      1.03%            0%        1.03%
BlackRock Bond Income Portfolio(13)..........     .39%       .25%     .07%       .71%          .01%         .70%
BlackRock Diversified Portfolio..............     .44%       .25%     .07%       .76%            0%         .76%
BlackRock Large Cap Value Portfolio Class
  B(10)(14)..................................     .70%       .25%     .11%      1.06%            0%        1.06%
BlackRock Large Cap Value Portfolio Class
  E(10)(14)..................................     .70%       .15%     .11%       .96%            0%         .96%
BlackRock Legacy Large Cap Growth Portfolio
  Class B(10)................................     .73%       .25%     .07%      1.05%            0%        1.05%
BlackRock Legacy Large Cap Growth Portfolio
  Class E(10)................................     .73%       .15%     .07%       .95%            0%         .95%
BlackRock Money Market Portfolio(15).........     .34%       .25%     .04%       .63%          .01%         .62%
BlackRock Strategic Value Portfolio Class
  B(10)......................................     .82%       .25%     .06%      1.13%            0%        1.13%
BlackRock Strategic Value Portfolio Class
  E(10)......................................     .82%       .15%     .06%      1.03%            0%        1.03%
Davis Venture Value Portfolio Class B(10)....     .71%       .25%     .04%      1.00%            0%        1.00%
Davis Venture Value Portfolio Class E(10)....     .71%       .15%     .04%       .90%            0%         .90%
FI International Stock Portfolio Class
  B(10)......................................     .85%       .25%     .13%      1.23%            0%        1.23%
FI International Stock Portfolio Class
  E(10)......................................     .85%       .15%     .13%      1.13%            0%        1.13%
FI Large Cap Portfolio(27)...................     .78%       .25%     .06%      1.09%            0%        1.09%
FI Mid Cap Opportunities Portfolio...........     .68%       .25%     .06%       .99%            0%         .99%
FI Value Leaders Portfolio Class B(10).......     .64%       .25%     .07%       .96%            0%         .96%
FI Value Leaders Portfolio Class E(10).......     .64%       .15%     .07%       .86%            0%         .86%
Franklin Templeton Small Cap Growth
  Portfolio(16)..............................     .90%       .25%     .15%      1.30%            0%        1.30%
Harris Oakmark Focused Value Portfolio Class
  B(10)......................................     .72%       .25%     .05%      1.02%            0%        1.02%
Harris Oakmark Focused Value Portfolio Class
  E(10)......................................     .72%       .15%     .05%       .92%            0%         .92%
Harris Oakmark Large Cap Value Portfolio
  Class B(10)................................     .72%       .25%     .06%      1.03%            0%        1.03%
Harris Oakmark Large Cap Value Portfolio
  Class E(10)................................     .72%       .15%     .06%       .93%            0%         .93%
Jennison Growth Portfolio Class B(10)........     .63%       .25%     .05%       .93%            0%         .93%
Jennison Growth Portfolio Class E(10)........     .63%       .15%     .05%       .83%            0%         .83%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(17)..............................     .25%       .25%     .06%       .56%          .01%         .55%
Loomis Sayles Small Cap Portfolio Class
  B(10)(18)..................................     .90%       .25%     .07%      1.22%          .05%        1.17%
Loomis Sayles Small Cap Portfolio Class
  E(10)(18)..................................     .90%       .15%     .07%      1.12%          .05%        1.07%
MFS(R) Total Return Portfolio(27)............     .53%       .25%     .05%       .83%            0%         .83%
MetLife Mid Cap Stock Index
  Portfolio(19)(20)..........................     .25%       .25%     .08%       .58%          .01%         .57%
MetLife Stock Index Portfolio(19)............     .25%       .25%     .05%       .55%          .01%         .54%
Morgan Stanley EAFE(R) Index
  Portfolio(21)(22)..........................     .30%       .25%     .15%       .70%          .01%         .69%
Neuberger Berman Mid Cap Value
  Portfolio(27)..............................     .65%       .25%     .06%       .96%            0%         .96%
Oppenheimer Global Equity Portfolio..........     .53%       .25%     .09%       .87%            0%         .87%
Russell 2000(R) Index Portfolio(19)(22)......     .25%       .25%     .11%       .61%          .01%         .60%
T. Rowe Price Large Cap Growth Portfolio.....     .60%       .25%     .08%       .93%            0%         .93%

                                                                                GROSS     CONTRACTUAL
                                                                                TOTAL      EXPENSES      NET TOTAL
                                               MANAGEMENT   12B-1    OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                  FEES      FEES    EXPENSES   EXPENSES    DEFERRAL     EXPENSES(2)
                                               ----------   -----   --------   --------   -----------   -----------
T. Rowe Price Small Cap Growth Portfolio.....     .51%       .25%     .07%       .83%            0%        0.83%
Western Asset Management Strategic Bond
  Opportunities Portfolio Class B(10)........     .63%       .25%     .07%       .95%            0%         .95%
Western Asset Management Strategic Bond
  Opportunities Portfolio Class E(10)........     .63%       .15%     .07%       .85%            0%         .85%
Western Asset Management U.S. Government
  Portfolio Class B(10)......................     .50%       .25%     .07%       .82%            0%         .82%
Western Asset Management U.S. Government
  Portfolio Class E(10)......................     .50%       .15%     .07%       .72%            0%         .72%

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     EXPENSES
                                                                                                                     INCLUDING
                                                                            GROSS     CONTRACTUAL                  ESTIMATED NET
                                                                            TOTAL       EXPENSE      NET TOTAL      EXPENSES OF
                                    MANAGEMENT      12B-1        OTHER      ANNUAL    SUBSIDY OR      ANNUAL        UNDERLYING
                                       FEES          FEES       EXPENSES   EXPENSES    DEFERRAL     EXPENSES(2)    PORTFOLIOS(2)
                                    ----------   ------------   --------   --------   -----------   -----------   ---------------
METROPOLITAN FUND-ASSET ALLOCATION
  PORTFOLIOS(3)(12)
MetLife Conservative Allocation
  Portfolio(23)(24)...............     .10%          .25%         .09%       .44%          .09%         .35%            .96%
MetLife Conservative to Moderate
  Allocation Portfolio(23)(24)....     .10%          .25%         .02%       .37%          .02%         .35%           1.00%
MetLife Moderate Allocation
  Portfolio(23)(24)...............     .10%          .25%         .01%       .36%          .01%         .35%           1.05%
MetLife Moderate to Aggressive
  Allocation Portfolio(23)(24)....     .10%          .25%         .01%       .36%          .01%         .35%           1.10%
MetLife Aggressive Allocation
  Portfolio(23)(24)...............     .10%          .25%         .07%       .42%          .07%         .35%           1.10%
MET INVESTORS SERIES TRUST --
  ETF PORTFOLIOS(3)(4)
Cyclical Growth and Income ETF
  Portfolio(25)(26)...............     .45%          .25%         .11%       .81%          .01%         .80%           1.05%
Cyclical Growth ETF
  Portfolio(25)(26)...............     .45%          .25%         .09%       .79%            0%         .79%           1.03%

NOTES:

(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

(2) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers.

(3) Our Affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment manager for the Portfolios of the Metropolitan Fund, including the Metropolitan Fund Asset Allocation Portfolios. Our Affiliate, Met Investors Advisory LLC ("Met Investors Advisory") is the manager of the Portfolios of the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedule, as if fees had been in effect during the previous fiscal year.

(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(7) This is a new share class for this Portfolio. Operating expenses are based on the expenses of the Class A shares of the Portfolio.

(8) Class E Shares are only available to Contracts purchased prior to May 1, 2003. Class B Shares are only available to Contracts issued on or after May 1, 2003.

(9) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(10) Class E Shares of the Portfolio are only available to Contracts issued prior to May 1, 2004. Class B Shares of the Portfolio are only available to Contracts issued on or after May 1, 2004.

(11) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.

(12) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.

(14) Other Expenses reflect the repayment of expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(16) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.03%.

(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244%.

(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio by 0.05%.

(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.

(20) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.

(22) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(23) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear it's pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(24) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

(25) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, were: 0.25% for the Cyclical Growth and Income ETF Portfolio, and 0.24% for the Cyclical Growth ETF Portfolio. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs or other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were: 1.06% for the Cyclical Growth and Income ETF Portfolio, and 1.03% for the Cyclical Growth ETF Portfolio. See the fund prospectus for the portfolios for a description of the allocation targets for each portfolio.

(26) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees.

(27) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

EXAMPLES

     These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses. (1)

     The examples assume that the Contract has (i) the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, (ii) the Guaranteed Minimum Income Benefit Rider (Predictor Plus) and assuming the maximum charge permitted on an Optional Reset of 1.50% applies in all Contract years and (iii) the Earnings Preservation Benefit.

     EXAMPLE 1. This Example assumes that you invest $10,000 in a Standard Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,179   $2,002    $2,841     $5,187
     (b).....................................................  $1,104   $1,784    $2,486     $4,533

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted) (2):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $479    $1,462    $2,481     $5,187
     (b)......................................................   $404    $1,244    $2,126     $4,533

     EXAMPLE 2. This Example assumes that you invest $10,000 in a B Plus Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,427   $2,322    $3,248     $5,610
     (b).....................................................  $1,349   $2,097    $2,885     $4,954

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted) (2):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $527    $1,602    $2,708     $5,610
     (b)......................................................   $449    $1,377    $2,345     $4,954

     EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract, do not surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no withdrawal charges apply to the C Class):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $512    $1,559    $2,635     $5,460
     (b)......................................................   $438    $1,343    $2,287     $4,831

     EXAMPLE 4. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,203   $1,981    $2,591     $5,382
     (b).....................................................  $1,128   $1,764    $2,240     $4,746

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted) (2):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $503    $1,531    $2,591     $5,382
     (b)......................................................   $428    $1,314    $2,240     $4,746

     EXAMPLE 5. This Example assumes that you invest $10,000 in an P Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,269   $2,153    $2,972     $5,097
     (b).....................................................  $1,194   $1,933    $2,615     $4,436

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted) (2):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $469    $1,433    $2,432     $5,097
     (b)......................................................   $394    $1,213    $2,075     $4,436

     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
NOTES:
(1) The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The examples use an average Contract Administrative Fee of .037% for the Standard Class; .027% for the B Plus Class; .058% for the C Class; .047% for the L Class; and .045% for the P Class. (See (4), on p. A-12.)
(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (see "Withdrawal Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (p. A-82).

                             HOW THE CONTRACT WORKS

                                    PURCHASE

- You must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges:

  - Standard Class
  - B Plus Class
  - C Class
  - L Class
  - P Class

- You can make a one-time investment or establish an ongoing investment program, subject to the Company's minimum and maximum purchase payment guidelines, which vary by Class.

                              ADDITIONAL PAYMENTS

- Generally may be made at any time, (subject to Company limits), but no purchase payments allowed: (1) during the seven years immediately preceding the Maturity Date for the Standard Class; nine years for the B Plus Class; three years for the L Class; and nine years for the P Class; or (2) after a Contract Owner (or the Annuitant, if not owned in an individual capacity) reaches age 91. Joint Contract Owners may not make a purchase payment after the older Contract Owner reaches age 86.

- Minimum $500 with certain exceptions (see page A-30).

                                  WITHDRAWALS

- You may make withdrawals from your Contract, subject to imposition of a Withdrawal Charge.

- No Withdrawal Charge applies to Class C. For the other Classes, you may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments.

- After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year.

- Withdrawals may be taxable to the extent of gain.

- Prior to age 59 1/2 a 10% penalty tax may apply. A 25% penalty tax may apply upon surrender from a SIMPLE IRA within the first 2 years.

- Premium tax charge may apply.

- You may also elect the Guaranteed Withdrawal Benefit Rider, which provides a return of your purchase payments over time (subject to the requirements of the rider).

                                 DEATH PROCEEDS

- You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits -- the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit.

- Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract.

- You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death.

- Your Death Proceeds are guaranteed not to be less than your total purchase payments adjusted for any prior withdrawals (and, where applicable, net of premium tax charges).

- Death proceeds may be taxable.

- Premium tax charge may apply.

                                 CONTRACT VALUE

- You allocate payments to your choice, within limits, of Eligible Funds and/or the Fixed Account.
- The Contract Value reflects purchase payments, investment experience, interest credited on Fixed Account allocations, partial withdrawals and Contract charges.
- The Contract Value invested in the Eligible Funds is not guaranteed.
- Earnings in the Contract are free of any current income taxes (see page A-71).
- You may change the allocation of future payments, within limits, at any time.
- Prior to annuitization, you may transfer Contract Value among accounts, currently free of charge. (Special limits apply to situations that involve "market timing" and may apply to the Fixed Account.)

                              RETIREMENT BENEFITS

- Lifetime income options.
- Fixed and/or variable payout options.
- Retirement benefits may be taxable.
- A Guaranteed Minimum Income Benefit, which provides a "floor" on annuity payments.
- Premium tax charge may apply.

                              ADDITIONAL BENEFITS

- You pay no taxes on your investment as long as it remains in the Contract.

- You may withdraw your Contract Value at any time, less any applicable Withdrawal Charge, subject to any applicable tax law restrictions.

- We may waive the Withdrawal Charge on evidence of terminal illness, confinement to a nursing home, or permanent and total disability, if this benefit is available in your state.

                     DAILY DEDUCTION FROM VARIABLE ACCOUNT

- We deduct an Asset-Based Insurance Charge from the Contract Value daily. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. Asset-Based Insurance Charges (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization are:
  Standard Class -- MINIMUM-1.25%; MAXIMUM-1.60%
  B Plus Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  C Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  L Class -- MINIMUM-1.50%; MAXIMUM-1.85%
  P Class -- MINIMUM-1.15%; MAXIMUM-1.50%
  (These amounts increase by .25% for subaccounts investing in the American Funds Insurance Series)

- We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

- After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit, except that for the B Plus and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. These amounts increase by .25% for Subaccounts investing in the American Funds Insurance Series.

- Investment advisory fees and operating expenses are deducted from the Eligible Fund assets daily.

                       ANNUAL CONTRACT ADMINISTRATIVE FEE

- We deduct a $30 Contract Administrative Fee from the Contract Value in the Variable Account on each anniversary while the Contract is in-force and on full withdrawal. We deduct a pro rata portion on annuitization. We do not deduct this fee during the accumulation period or on annuitization if the Contract Value is $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.

                               WITHDRAWAL CHARGE

- No Withdrawal Charge applies to Class C.

- For the other Classes, we deduct a Withdrawal Charge (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

- You may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- The applicable Withdrawal Charge varies by Class (see page A-44).

                             OPTIONAL RIDER CHARGES

- Guaranteed Minimum Accumulation Benefit: 0.75% of the Guaranteed Accumulation Amount.

- Guaranteed Minimum Income Benefit Riders range: 0.50% - 0.80% of the Income Base (up to 1.50% upon Optional Reset)

- Guaranteed Withdrawal Benefit Riders range: 0.50% - 0.70% of the Guaranteed Withdrawal Amount (or the Total Guaranteed Withdrawal Amount for Lifetime Withdrawal Guarantee Benefit) up to a maximum of 0.95% upon Optional Reset (1.40% for the Lifetime Withdrawal Guarantee Joint Life Version)

- Earnings Preservation Benefit: 0.25% deducted from Contract Value as an annual percentage of the daily net assets of each Subaccount

                               PREMIUM TAX CHARGE

- Where applicable, we deduct a premium tax charge from the Contract Value when annuity benefits commence.

                                  THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     The amount of the guaranteed death benefit that exceeds the Contract Value is paid from our general account. In addition, portions of the Contract's guaranteed living benefits payable may exceed the amount of the Contract Value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of the Company.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). However, you may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You may not choose more than 18 subaccounts (including the Fixed Account) at the time, you submit a subsequent purchase payment unless you notify us of your chosen allocation one or more days prior to submitting the payment. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

     You'll find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     AMERICAN FUNDS BOND FUND

     The American Funds Bond Fund's investment objective is to maximize current income and preserve capital by investing primarily in fixed-income securities.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

     The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.

     AMERICAN FUNDS GROWTH FUND

     The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.

     AMERICAN FUNDS GROWTH-INCOME FUND

     The American Funds Growth-Income Fund's investment objective is to seek both capital appreciation and income.

     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

     The BlackRock Aggressive Growth Portfolio's investment objective is maximum capital appreciation.

     BLACKROCK BOND INCOME PORTFOLIO

     The BlackRock Bond Income Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

     BLACKROCK DIVERSIFIED PORTFOLIO

     The BlackRock Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

     BLACKROCK LARGE-CAP CORE PORTFOLIO (FORMERLY BLACKROCK LARGE CAP PORTFOLIO)

     The BlackRock Large-Cap Core Portfolio's investment objective is long-term growth of capital and income.

     BLACKROCK LARGE CAP VALUE PORTFOLIO

     The BlackRock Large Cap Value Portfolio's investment objective is long-term growth of capital.

     BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is long-term growth of capital.

     BLACKROCK MONEY MARKET PORTFOLIO

     The BlackRock Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

     During extended periods of low interest rates, the yields of the subaccount investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

     BLACKROCK STRATEGIC VALUE PORTFOLIO

     The BlackRock Strategic Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

     DAVIS VENTURE VALUE PORTFOLIO

     The Davis Venture Value Portfolio's investment objective is growth of capital.

     FI INTERNATIONAL STOCK PORTFOLIO

     The FI International Stock Portfolio's investment objective is long-term growth of capital.

     FI LARGE CAP PORTFOLIO

     The FI Large Cap Portfolio's investment objective is long-term growth of capital.

     FI MID CAP OPPORTUNITIES PORTFOLIO

     The FI Mid Cap Opportunities Portfolio's investment objective is long-term growth of capital.

     FI VALUE LEADERS PORTFOLIO

     The FI Value Leaders Portfolio's investment objective is long-term growth of capital.

     FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

     The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

     HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

     The Harris Oakmark Focused Value Portfolio's investment objective is long-term capital appreciation.

     HARRIS OAKMARK INTERNATIONAL PORTFOLIO

     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

     HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

     The Harris Oakmark Large Cap Value Portfolio's investment objective is long-term capital appreciation.

     JANUS FORTY PORTFOLIO

     The Janus Forty Portfolio's investment objective is capital appreciation.

     JENNISON GROWTH PORTFOLIO

     The Jennison Growth Portfolio's investment objective is long-term growth of capital.

     LAZARD MID-CAP PORTFOLIO

     The Lazard Mid-Cap Portfolio's investment objective is long-term growth of capital.

     LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (FORMERLY LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WHICH WAS FORMERLY JANUS AGGRESSIVE GROWTH PORTFOLIO)

     The Legg Mason Partners Aggressive Growth Portfolio's investment objective is capital appreciation.

     LEGG MASON VALUE EQUITY PORTFOLIO

     The Legg Mason Value Equity Portfolio's investment objective is long-term growth of capital.

     LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

     The Lehman Brothers(R) Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers(R) Aggregate Bond Index.

     LOOMIS SAYLES SMALL CAP PORTFOLIO

     The Loomis Sayles Small Cap Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

     LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

     MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

     The MFS(R) Research International Portfolio's investment objective is capital appreciation.

     MFS(R) TOTAL RETURN PORTFOLIO

     The MFS(R) Total Return Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

     MET/AIM SMALL CAP GROWTH PORTFOLIO

     The Met/AIM Small Cap Growth Portfolio's investment objective is long-term growth of capital.

     METLIFE MID CAP STOCK INDEX PORTFOLIO

     The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index").

     METLIFE STOCK INDEX PORTFOLIO

     The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

     The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to equal the performance of the MSCI EAFE(R) Index ("Morgan Stanley Capital International Europe Australasia Far East Index").

     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

     The Neuberger Berman Mid Cap Value Portfolio's investment objective is capital growth.

     NEUBERGER BERMAN REAL ESTATE PORTFOLIO

     The Neuberger Berman Real Estate Portfolio's investment objective is to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

     The Oppenheimer Capital Appreciation Portfolio's investment objective is capital appreciation.

     OPPENHEIMER GLOBAL EQUITY PORTFOLIO

     The Oppenheimer Global Equity Portfolio's investment objective is capital appreciation.

     PIMCO INFLATION PROTECTED BOND PORTFOLIO

     The PIMCO Inflation Protected Bond Portfolio's investment objective is to provide maximum real return, consistent with preservation of capital and prudent investment management.

     PIMCO TOTAL RETURN PORTFOLIO

     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     RCM TECHNOLOGY PORTFOLIO (FORMERLY RCM GLOBAL TECHNOLOGY PORTFOLIO)

     The RCM Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

     RUSSELL 2000(R) INDEX PORTFOLIO

     The Russell 2000(R) Index Portfolio's investment objective is to equal the return of the Russell 2000(R) Index.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

     The T. Rowe Price Large Cap Growth Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid-Cap Growth Portfolio's investment objective is long-term growth of capital.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

     The T. Rowe Price Small Cap Growth Portfolio's investment objective is long-term capital growth.

     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to maximize total return consistent with preservation of capital.

     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

     The Western Asset Management U.S. Government Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

                          ASSET-ALLOCATION PORTFOLIOS

     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

     The MetLife Conservative Allocation Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

     MetLife Conservative to Moderate Allocation Portfolio's investment objective is a high total return in the form of income and growth of capital, with a greater emphasis on income.

     METLIFE MODERATE ALLOCATION PORTFOLIO

     MetLife Moderate Allocation Portfolio's investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

     MetLife Moderate to Aggressive Allocation Portfolio's investment objective is growth of capital.

     METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

     MetLife Aggressive Allocation Portfolio's investment objective is growth of capital.

                        EXCHANGE TRADED FUNDS PORTFOLIOS

     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

     The Cyclical Growth and Income ETF Portfolio's investment objective is growth of capital and income.

     CYCLICAL GROWTH ETF PORTFOLIO

     The Cyclical Growth ETF Portfolio's investment objective is growth of capital.

INVESTMENT ADVICE

     MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

PORTFOLIO                                                      SUBADVISER
---------                                                      ----------
BlackRock Aggressive Growth................................    BlackRock Advisors, LLC(1)
BlackRock Bond Income......................................    BlackRock Advisors, LLC(1)
BlackRock Diversified......................................    BlackRock Advisors, LLC(1)
BlackRock Large Cap Value..................................    BlackRock Advisors, LLC(1)
BlackRock Legacy Large Cap Growth..........................    BlackRock Advisors, LLC(1)
BlackRock Money Market.....................................    BlackRock Advisors, LLC(1)
BlackRock Strategic Value..................................    BlackRock Advisors, LLC(1)
Davis Venture Value........................................    Davis Selected Advisers, L.P.(2)
FI International Stock.....................................    Fidelity Management & Research Company
FI Large Cap...............................................    Fidelity Management & Research Company
FI Mid Cap Opportunities...................................    Fidelity Management & Research Company
FI Value Leaders...........................................    Fidelity Management & Research Company
Franklin Templeton Small Cap Growth........................    Franklin Advisers, Inc.
Harris Oakmark Focused Value...............................    Harris Associates L.P.
Harris Oakmark Large Cap Value.............................    Harris Associates L.P.
Jennison Growth............................................    Jennison Associates LLC
Lehman Brothers Aggregate Bond Index.......................    MetLife Investment Advisors Company,
                                                               LLC(4)
Loomis Sayles Small Cap....................................    Loomis, Sayles & Company, L.P.
MFS Total(R) Return........................................    Massachusetts Financial Services Company
MetLife Mid Cap Stock Index................................    MetLife Investment Advisors Company,
                                                               LLC(4)
MetLife Stock Index........................................    MetLife Investment Advisors Company,
                                                               LLC(4)
Morgan Stanley EAFE(R) Index...............................    MetLife Investment Advisors Company,
                                                               LLC(4)
Neuberger Berman Mid Cap Value.............................    Neuberger Berman Management Inc.
Oppenheimer Global Equity..................................    OppenheimerFunds, Inc.
Russell 2000(R) Index......................................    MetLife Investment Advisors Company,
                                                               LLC(4)
T. Rowe Price Large Cap Growth.............................    T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth.............................    T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities......    Western Asset Management Company
Western Asset Management U.S. Government...................    Western Asset Management Company
MetLife Conservative Allocation(3).........................    N/A(3)
MetLife Conservative to Moderate Allocation(3).............    N/A(3)
MetLife Moderate Allocation(3).............................    N/A(3)
MetLife Moderate to Aggressive Allocation(3)...............    N/A(3)
MetLife Aggressive Allocation(3)...........................    N/A(3)

------------

(1)Effective September 28, 2006 BlackRock Advisors, LLC replaced BlackRock Advisors, Inc. as subadviser.

(2)Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

(3)Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.

(4)Effective April 30, 2007 MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as subadviser.

     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Met Investors Advisory LLC (formerly, Met Investors Advisory Corp.) is an affiliate of the Company and is the Manager (i.e., investment adviser) for the Met Investors Series Trust Portfolios. Each of the Met Investors Series Trust Portfolios also has an Adviser (i.e., subadviser).

PORTFOLIO                                                      ADVISER (SUBADVISER)
---------                                                      --------------------
BlackRock Large-Cap Core(1)................................    BlackRock Advisors, LLC
Harris Oakmark International...............................    Harris Associates L.P.
Janus Forty................................................    Janus Capital Management LLC
Lazard Mid-Cap.............................................    Lazard Asset Management LLC
Legg Mason Partners Aggressive Growth(2)...................    ClearBridge Advisors, LLC(3)
Legg Mason Value Equity....................................    Legg Mason Capital Management, Inc.
Lord Abbett Bond Debenture.................................    Lord, Abbett & Co. LLC
MFS(R) Research International..............................    Massachusetts Financial Services Company
Met/AIM Small Cap Growth...................................    A I M Capital Management, Inc.
Neuberger Berman Real Estate...............................    Neuberger Berman Management Inc.
Oppenheimer Capital Appreciation...........................    OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond.............................    Pacific Investment Management Company
                                                               LLC
PIMCO Total Return.........................................    Pacific Investment Management Company
                                                               LLC
RCM Technology(4)..........................................    RCM Capital Management LLC
T. Rowe Price Mid-Cap Growth...............................    T. Rowe Price Associates, Inc.
Cyclical Growth and Income ETF.............................    Gallatin Asset Management, Inc.
Cyclical Growth ETF........................................    Gallatin Asset Management, Inc.

------------

(1)Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio of the Metropolitan Fund merged with and into BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

(2)Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

(3)Effective October 1, 2006 ClearBridge Advisors, LLC replaced Janus Capital Management LLC as subadviser.

(4)Effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio.

     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                                                      SUBADVISER
---------                                                      ----------
American Funds Bond Fund...................................    N/A
American Funds Global Small Capitalization.................    N/A
American Funds Growth......................................    N/A
American Funds Growth-Income...............................    N/A

     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

     You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE
TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

     -- For the Metropolitan Fund, we offer Class B shares of the BlackRock Aggressive Growth, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, FI Large Cap, FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Lehman Brothers(R) Aggregate Bond Index, MFS(R) Total Return, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Neuberger Berman Mid Cap Value,

          Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation Portfolios; Class B shares of BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios for Contracts issued on or after May 1, 2004 and Class E shares of these Portfolios for Contracts issued prior to May 1, 2004.

     -- For the Met Investors Series Trust, we offer Class B shares of all Portfolios except the Harris Oakmark International Portfolio, which is Class B for Contracts issued on or after May 1, 2003 and Class E for Contracts issued prior to May 1, 2003, and the Legg Mason Value Equity Portfolio, which is Class B for Contracts issued on or after May 1, 2004 and Class E for Contracts issued prior to May 1, 2004.

     --   For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                                 FIXED ACCOUNT

     You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased on or after that date in the state of New York if the optional, Predictor or GMIB I is selected, or any Contracts which are purchased in New York state if the optional Guaranteed Withdrawal Benefit is selected). The Fixed Account is not available if the Predictor Plus or GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "THE OPERATION OF THE FIXED ACCOUNT" for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available.

                                 THE CONTRACTS

     We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. THE ASSET-BASED INSURANCE CHARGE AMOUNTS DESCRIBED BELOW WILL INCREASE BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:

STANDARD CLASS

     If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.

B PLUS CLASS

     If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year. The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments.

     The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the withdrawal charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the withdrawal charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

     Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both. Accordingly, you should always consider the expenses along with the benefits and other features to be sure any annuity or class of annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see "Amount of Annuity Payments").

     Under certain limited circumstances, we may take back the bonus (i.e., we may recapture it). If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

C CLASS

     The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.

L CLASS

     The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.

P CLASS

     The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

PURCHASE PAYMENTS

     Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by Federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.

     -- For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or as a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account through debit authorization we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.

     -- We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

     -- We will not accept purchase payments made with cash, money orders or travelers checks.

     We may limit purchase payments made under a Contract. Currently, we may limit total purchase payments to $1,000,000.

     NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE FOR THE STANDARD CLASS; NINE YEARS FOR THE B PLUS CLASS AND THE P CLASS; AND THREE YEARS FOR THE L CLASS OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED BY AN INDIVIDUAL) REACHES AGE
91. FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86.

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit a subsequent purchase payment unless you notify us of your chosen allocation one or more days prior to submitting the payment. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Separate Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.") The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "THE FIXED ACCOUNT.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits--the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death. After annuitization, the charge for the Earnings Preservation Benefit Rider and the Guaranteed Minimum Income Benefit Rider will not be assessed.

STANDARD DEATH BENEFIT

     The Standard Death Benefit at any time will be the greater of:

          (1) the Contract Value; or

          (2) total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:

          (1) the Contract Value; or

          (2) the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.

ANNUAL STEP-UP DEATH BENEFIT

     If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Highest Anniversary Value as defined below.

     On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:

          (a) the Contract Value;

          (b) the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or

          (c) the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date.

     If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

     If you elect the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Enhanced Death Benefit.

     The Enhanced Death Benefit is the greater of (a) or (b) below:

          (a) Highest Anniversary Value (as defined above for the Annual Step-Up Death Benefit).

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

             (ii) Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit:

          (a) the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and

          (b) the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

EARNINGS PRESERVATION BENEFIT RIDER

     The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit ("Additional Death Benefit") to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners (particularly those approaching age 70 1/2) or in all circumstances. You should discuss with your registered representative whether this rider is appropriate for your needs and circumstances.

     The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner's death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.

     Before the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by (a)-(b) below:

          (a) is the death benefit under your Contract; and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.

     On or after the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:

          (a) the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.

                               BENEFIT PERCENTAGE

    ISSUE AGE       PERCENTAGE
    ---------       ----------
Ages 69 or younger      40%
Ages 70-79              25%
Ages 80 and above        0%

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit. You may not purchase this benefit if you are 80 years of age or older.

     WE DEDUCT A DAILY FEE AT THE ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS FOR THIS RIDER PRIOR TO ANNUITIZATION.

     Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available

(see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk.

     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

     There are comparable rules for distribution on the death of the Annuitant under tax-qualified plans. However, for the Qualified Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death.

     Please check with your registered representative regarding the availability of the following in your state.

     We may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death). (See "Federal Income Tax Considerations.") To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available. The beneficiary may be permitted to choose some of the optional benefits available under the contract but no optional living benefit riders are available and certain contract provisions or programs may not be available.

     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE

DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS A PERMISSIBLE ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office,:

          (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

          (2) to continue the Contract under the Beneficiary Continuation provision; or

          (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner's death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, "Tax Status of the Contract."

     We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see "Guaranteed Minimum Accumulation Benefit"). If you have elected to add the Predictor Plus rider or Lifetime Withdrawal Guarantee rider to your Contract, you may only make transfers between certain Eligible Funds. Please refer to the section "GUARANTEED MINIMUM INCOME BENEFIT--Description of Predictor Plus--Allocation Restrictions" or "GUARANTEED WITHDRAWAL BENEFIT--Description of Lifetime Withdrawal Guarantee--Allocation Restrictions."

     Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)

     During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Additionally, during the Annuity Period, the following subaccounts are currently not available: Western Asset Management U.S. Government--Class B, Western Asset Management Strategic Bond Opportunities--Class B, BlackRock Diversified--Class B, MFS Total Return--Class B, BlackRock Large Cap Value--Class B, David Venture Value--Class B, FI Value Leaders--Class B, Harris Oakmark Large Cap Value--Class B, Harris Oakmark Focused Value--Class B, BlackRock Strategic Value--Class B, FI International Stock--Class B, Oppenheimer Global Equity--Class B, BlackRock Legacy Large Cap Growth--Class B, Jennison Growth--Class B, T. Rowe Price Large Cap Growth--Class B, Loomis Sayles Small Cap--Class B, BlackRock Aggressive Growth--Class B, T. Rowe Price Small Cap Growth--Class B, Neuberger Berman Real Estate--Class B, Oppenheimer Capital Appreciation--Class B, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation MetLife Aggressive Allocation, Cyclical Growth and Income ETF, Cyclical Growth ETF, American Funds Bond, PIMCO Inflation Protected Bond and FI Large Cap subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of subaccount transfers on the level of annuity payments, see the Statement of Additional Information.

     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

     --MARKET TIMING

     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin-Templeton Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Met/AIM Small Cap Growth Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in with the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at anytime. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. (See "THE OPERATION OF THE FIXED ACCOUNT" and the Statement of Additional Information.)

DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. (See APPENDIX A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an "enhanced dollar cost averaging option"). The Guaranteed Account is part of our general account. Enhanced dollar cost averaging is available for Standard Class, P Class and L Class Contracts, but is not available for B Plus Class and C Class Contracts or to purchase payments which consist of money exchanged from other contracts we or an affiliate issues. A purchase payment must be a minimum of $10,000 in order for it to be eligible for the enhanced dollar cost averaging option. A minimum of $500 must be allocated to the enhanced dollar cost averaging option. Only one dollar cost averaging program may be in effect at one time. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Money Market Subaccount unless you instruct us otherwise.

ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually or quarterly, and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

WITHDRAWALS

     Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:

     --  any applicable Withdrawal Charge and

     --  the Contract Administrative Fee.

     We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.

     See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" for a description of these charges and when they apply.

     Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.

     -- Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     How to withdraw all or part of your Contract Value.

     -- You must submit a request to our Annuity Administrative Office. (See "Requests and Elections.")

     -- You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Withdrawal Charge waived. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     -- You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

     -- We have to receive your withdrawal request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Amount of Withdrawal. We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw equal dollar amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See "Withdrawal Charge.")

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.

     You may only have one systematic withdrawal program in effect at any time.

     The Federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.

SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

INACTIVE CONTRACTS

     We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years (unless otherwise specified by your state), the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by Federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA, SEP, SIMPLE or other Qualified Contract.

OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

     --  change the Beneficiary

     -- change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)

     --  assign the Contract (subject to limitations)

     --  change the payment option

     -- exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     You may not change the ownership of your Contract without our consent. A change of ownership may terminate certain optional riders. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "FEDERAL INCOME TAX CONSIDERATIONS" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing", requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:

     -- By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     --  Through your Registered Representative

     -- In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594

     --  By fax (515) 457-4301, or

     -- For transfers or reallocation of future purchase payments, by Internet at www.nef.com

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

                         ASSET-BASED INSURANCE CHARGE,
                     WITHDRAWAL CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

     -- Asset-Based Insurance Charge

     -- Contract Administrative Fee

     -- Withdrawal Charge

     -- For Contracts with an Earnings Preservation Benefit Rider, an extra fee

     -- For Contracts with a GMIB Rider, an extra fee

     -- For Contracts with a GWB Rider, an extra fee

     -- For Contracts with the GMAB Rider, an extra fee

     -- Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown on pages A-13 through A-16.

ASSET-BASED INSURANCE CHARGE

     We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.

     This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

     If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

     The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.*

                                                      STANDARD   B PLUS
                                                       CLASS     CLASS**   C CLASS   L CLASS   P CLASS
                                                      --------   -------   -------   -------   -------
Standard Death Benefit..............................    1.25%     1.60%     1.60%     1.50%     1.15%
Annual Step-Up Death Benefit........................    1.45%     1.80%     1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5% Annual Increase
  Death Benefit.....................................    1.60%     1.95%     1.95%     1.85%     1.50%

 * We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

** The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

     For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by .25% for subaccounts investing in the American Funds Insurance Series.

CONTRACT ADMINISTRATIVE FEE

     The annual Contract Administrative Fee is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the fee for the prior Contract Year from your Contract Value on each Contract anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

WITHDRAWAL CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events ("withdrawal events"). THIS CHARGE DOES NOT APPLY TO THE C CLASS. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options); (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.

     When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.

     The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

NUMBER OF COMPLETE         STANDARD
YEARS FROM RECEIPT OF       CLASS     B PLUS CLASS   L CLASS   P CLASS
PURCHASE PAYMENT            CHARGE       CHARGE      CHARGE    CHARGE
---------------------      --------   ------------   -------   -------
     0..................      7%           9%           7%        8%
     1..................      6%           8%           6%        8%
     2..................      6%           8%           5%        8%
     3..................      5%           7%           0%        7%
     4..................      4%           6%           0%        6%
     5..................      3%           5%           0%        5%
     6..................      2%           4%           0%        4%
     7..................      0%           2%           0%        3%
     8..................      0%           2%           0%        2%
     9 and thereafter...      0%           0%           0%        0%

     On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.

     In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

     We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

     If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     Waiver of the Withdrawal Charge. No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:

     --   On the Maturity Date or payment of the Death Proceeds.

     -- If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX B.)

     -- On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts.

     -- On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts.")

     We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.

     We may sell the Contracts directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any subadviser to the Eligible Funds, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to us or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, we may credit the Contracts with an additional percentage of purchase payment to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. We will not credit any additional purchase payment to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by us or our affiliated companies.

EARNINGS PRESERVATION BENEFIT RIDER

     If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

     If you have selected a Guaranteed Minimum Income Benefit Rider ("GMIB")--either the Predictor Plus, Predictor or GMIB I, we impose a charge of 0.80% (for the Predictor Plus) and 0.50% (for the Predictor or GMIB I) of the Income Base at the time the charge is assessed. For the Predictor Plus, if you elect an Optional Reset on any Contract Anniversary as permitted, we may increase the GMIB charge to the then current charge applicable to the same rider, but no more than a maximum of 1.50% of the Income Base. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts applied for prior to February 26, 2007, the charge for the Predictor Plus (prior to Optional Reset) is 0.75% of the Income Base. For Contracts applied for from May 1, 2003 through April 30, 2005, the GMIB charge is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts applied for prior to February 15, 2003, the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%). See "GUARANTEED MINIMUM INCOME BENEFIT" for more information on how the charge is calculated.

GUARANTEED WITHDRAWAL BENEFIT RIDER

     We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the Contract. There are three different versions of the GWB under Contract (a maximum of two of which are available in your state); GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee. If you elect a GWB rider, a charge is deducted from your Contract Value on each Contract Anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit--Description of Guaranteed Withdrawal Benefit I") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee Benefit rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life Version) of the Total Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit--Description of Lifetime Withdrawal Guarantee") on the applicable Contract Anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The GWB rider charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed

Account in the ratio each account bears to your total Contract Value. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If the Enhanced GWB or Lifetime Withdrawal Guarantee rider is cancelled following an eligible Contract Anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the Contract Anniversary to the date the cancellation takes effect.

     If you elect an Optional Reset on the 5th (or if applicable, the 3rd) Contract Anniversary under the GWB I rider or on the 3rd Contract Anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current Contract purchases with the same rider at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current Contract purchases with the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

     If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero. If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount equals zero.

     Some of the descriptions of the GWBI rider may have changed subject to state approval of an endorsement.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER

     If you elect the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See "GUARANTEED MINIMUM ACCUMULATION BENEFIT.")

PREMIUM AND OTHER TAX CHARGES

     We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments, earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

     Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date or at any earlier date you choose to annuitize and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

     We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or
(ii) 10 years from the date of issue (this requirement may be changed). If your Contract is acquired pursuant to an exchange from an old contract (see "THE CONTRACTS--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract.

     Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant's death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Annuity Date, at full or partial withdrawal, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." We intend to make this payment option available to both tax qualified and non-tax qualified Contracts.

     You select an annuity payment option by written request to us and subject to any applicable Federal tax law restrictions.

     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income. We will make variable payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     You may be able to purchase the Contract as the beneficiary of a deceased person's Individual Retirement Account. If you do so, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." Under certain circumstances, you may satisfy those requirements by electing an annuity option, but you may only elect an annuity option that is available for Death Proceeds. You may choose any optional death benefit available under the Contract, but certain other Contract provisions and programs will not be available. Upon your death, the Death Proceeds would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

      -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

---------------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

      -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

      -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law which, among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these Federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. THE ASSET-BASED INSURANCE CHARGE FOR ALL CLASSES INCREASES BY ..25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.

AMOUNT OF ANNUITY PAYMENTS

     At the Annuity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, and Withdrawal Charges) is applied toward the purchase of annuity payments. We determine the amount of variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Additionally, during the Annuity Period, the following subaccounts are currently not available: Western Asset Management U.S. Government--Class B, Western Asset Management Strategic Bond Opportunities--Class B, BlackRock Diversified--Class B, MFS Total Return--Class B, BlackRock Large Cap Value--Class B, David Venture Value--Class B, FI Value Leaders--Class B, Harris Oakmark Large Cap Value--Class B, Harris Oakmark Focused Value--Class B, BlackRock Strategic Value--Class B, FI International Stock--Class B, Oppenheimer Global Equity--Class B, BlackRock Legacy Large Cap Growth--Class B, Jennison Growth--Class B, T. Rowe Price Large Cap Growth--Class B, Loomis Sayles Small Cap--Class B, BlackRock Aggressive Growth--Class B, T. Rowe Price Small Cap Growth--Class B, Neuberger Berman Real Estate--Class B, Oppenheimer Capital Appreciation--Class B, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation, Cyclical Growth and Income ETF, Cyclical Growth ETF, American Funds Bond, PIMCO Inflation Protected Bond and FI Large Cap subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year withdrawal charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                       GUARANTEED MINIMUM INCOME BENEFIT

     You may also elect a Guaranteed Minimum Income Benefit (the "GMIB"). We offer three different versions of the GMIB, only two of which will be offered in any particular state. Please check with your registered representative on which versions are available in your particular state. Version I is known as GMIB I, version II is known as the Predictor and version III is known as the Predictor Plus. All three versions are described below. For Contracts issued prior to February 26, 2007, we offered a version of Predictor Plus that is no longer available. (See also "APPENDIX E: Guaranteed Minimum Income Benefit Examples.") The Income Base (as described below) that is guaranteed by the GMIB does not establish or guarantee a Contract Value or a minimum return for any subaccount. Rather, the GMIB is designed to provide you with a predictable minimum level of income after a minimum 10-year waiting period for life regardless of investment performance or actual Contract Value, by providing a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments. You may not have this benefit and the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.

     For purposes of calculating the Income Base, the B Plus Class bonus credits are not included. The Guaranteed Principal Option of Predictor Plus does guarantee a minimum account value after a 10-year waiting period that is available for cash withdrawals. If you exercise the Guaranteed Principal Option after the waiting period, this guarantee applies in lieu of receiving GMIB payments.

     The amount of the benefit is determined by applying the Income Base (described below) at the time of exercise to the GMIB Annuity Table specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. The annuity rates in the Table are conservative, so the amount of guaranteed minimum lifetime income that the Predictor Plus, the Predictor or the GMIB I produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates. In this case, you will receive the higher annuity payments.

DESCRIPTION OF THE PREDICTOR

     The Predictor may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's 85th birthday. The Predictor is only available for owners up through age 75, and you can only elect the Predictor at the time you purchase the contract. This election is irrevocable. If you purchase the Predictor, we will deduct an additional charge of 0.50% of the Income Base (see below) each year in arrears.

     The Income Base is the greater of (a) or (b) below.

          (a) Highest Anniversary Value: On the Issue Date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately on or following the Contract Owner's 85th birthday; and

             (ii) is Withdrawal Adjustments accumulated at the Annual Increase Rate. Withdrawal Adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                (1) The Withdrawal Adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that withdrawal (including any applicable Withdrawal Charge); or

                (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the previous Contract Anniversary, if later, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or other payee we agree to, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These Withdrawal Adjustments will replace the Withdrawal Adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

             (See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)

     In determining Predictor annuity payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any Premium and Other Taxes that may apply will be deducted from the Income Base.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary on or following the Contract Owner's 85th birthday, except that it is increased for each subsequent purchase payment and reduced by the Withdrawal Adjustments as described in (b)(ii) above, where the Annual Increase Rate is 0%.

     THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS, IS ONLY USED FOR PURPOSES OF CALCULATING THE PREDICTOR PAYMENT AND THE RIDER CHARGE, AND DOES NOT REFLECT A GUARANTEED RETURN ON YOUR CONTRACT VALUE.

OWNERSHIP

     If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the Income Base and Predictor Payment. If Joint Owners are named, the age of the older will be used to determine the Income Base and Predictor annuity payments.

PREDICTOR ANNUITY TABLE

     The Predictor Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option elected and the Attained Age and sex of the Annuitant and Joint Annuitant, if applicable.

EXERCISING THE PREDICTOR RIDER

     If you exercise the Predictor Rider, you must elect to receive annuity payments under one of the following Fixed Annuity Options:

          (1) Life Annuity with 10 Years of Annuity Payments Guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

AGE AT ANNUITIZATION            GUARANTEE PERIOD
--------------------            ----------------
     80.......................         9
     81.......................         8
     82.......................         7
     83.......................         6
     84 and 85................         5

          (2) Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Based on federal tax rules, this option is not available for qualified contracts where the difference in ages of the joint annuitant is greater than 10 years.

These Options are set forth in the Contract and the Predictor Rider.

     If you exercise the Predictor Rider, your annuity payments will be the greater of:

     -- the annuity payment determined by applying the amount of the Income Base to the Predictor Annuity Table, and

     -- the annuity payment determined for the same annuity option in accordance with the base contract. (See "ANNUITY PAYMENTS--Amount of Annuity Payments.")

     Partial annuitizations are not permitted under the Predictor Rider. Also, you may only elect an Annuity Date that is within 30 days following any Contract Anniversary and after the expiration of the Waiting Period. The Waiting Period is ten (10) Contract Years from the Issue Date.

     If you take a full withdrawal of your Contract Value, your Contract is terminated because it is inactive, or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination, or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable Withdrawal Adjustment that was taken on account of the withdrawal, termination, or lapse that resulted in a zero Contract Value.

     If you choose not to receive Annuity Payments as guaranteed under the Rider, you may elect any of the Annuity Options available under the Contract.

TERMINATION PROVISIONS

     The Predictor Rider will terminate upon the earliest of:

          a) The 30th day following the Contract Anniversary on or following your 85th birthday;

          b) The date you make a complete withdrawal of your Contract Value;

          c) The date you elect to receive Annuity Payments under the Contract and you do not elect to receive Annuity Payments under the Predictor Rider;

          d) Death of the Contract Owner or Joint Owner (unless the spouse (aged 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract; or

          e) A change for any reason of the Contract Owner, Joint Owner or Annuitant if a non-natural person owns the Contract.

DESCRIPTION OF THE PREDICTOR PLUS

     The Predictor Plus is identical to the Predictor, described above, with the following differences: (1) for purposes of calculating the Annual Increase Amount, (a) the Annual Increase Rate is 6% per year through the Contract Anniversary on or following the Contract Owner's 85(th) birthday and (b) the amount of total Withdrawal

Adjustments for a Contract Year as calculated in paragraph (b)(ii)(2) of the "Income Base" section of "Description of the Predictor" above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 6% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year;
(2) you may exercise a "Guaranteed Principal Option," in which case you will receive an additional amount to be added to the Contract Value in lieu of taking GMIB payments; (3) you may be permitted to periodically reset the Annual Increase Amount; (4) you are limited to allocating your Contract Value to certain investment choices and you may not participate in the Standard Dollar Cost Averaging (DCA) program; (5) the termination provisions are expanded; and
(6) the additional charge for the Predictor Plus is 0.80% of the Income Base (with a maximum charge of 1.50% of the Income Base applicable upon the exercise of the Optional Reset feature). A description of certain of these features follows.

     NOTE: For Contracts issued prior to February 26, 2007, we offered a version of the Predictor Plus that is no longer available. The prior version of the Predictor Plus differs from the current version with respect to the calculation of the Annual Increase Amount and the applicable rider charge. Specifically: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85(th) birthday, and (b) the amount of total withdrawal adjustments for a contract year as calculated in paragraph (b)(ii)(2) of the "Income Base" section of "Description of the Predictor" above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; and (2) the additional charge for the Predictor Plus is 0.75% of the Income Base (with a maximum charge of 1.50% of the Income Base applicable upon the exercise of the Optional Reset feature).

     Guaranteed Principal Option. Starting with the tenth contract anniversary, prior to the Contract Owner's 86th birthday, you may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

     By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

          (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal including applicable withdrawal charges) and

          (b) the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

     The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount and EDCA Guaranteed Account in the ratio that the portion of the Contract Value in such subaccount bears to the total Contract Value in all Subaccounts.

     It is important to note that only Purchase Payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment.

     The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is elected, the Predictor Plus Rider will terminate as of the date the option takes effect, no additional GMIB charges or allocation restrictions will apply thereafter. The Contract, however, will continue.

     OPTIONAL RESET (FOR CONTRACTS ISSUED ON OR AFTER FEBRUARY 27, 2006). On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. Such a reset may be beneficial if your Contract Value has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your waiting period for exercising the Predictor Plus by restarting the waiting period, and the Predictor Plus Rider charge will be reset to the fee we charge new Contract purchasers for the same Predictor Plus Rider at that time. An Optional Reset is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Owner or

Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

     NOTE: For Contracts issued prior to February 26, 2007, an Optional Reset may be beneficial if your account value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount.

     You may elect either 1) a one-time Optional Reset at any Contract Anniversary provided the above requirements are met, or 2) Optional Resets to occur automatically ("Optional Automatic Resets"). If you elect Optional Automatic Resets, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Optional Automatic Reset. You may discontinue this election at any time by notifying us in writing or by any other method acceptable to us, at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Optional Automatic Resets to continue. If you discontinue or do not re-elect the Optional Automatic Resets, no Optional Reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above.

     We must receive your request to exercise the Optional Reset in writing, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Reset to occur on that Contract Anniversary. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the Predictor Plus Rider and will allow Optional Resets to those purchasers even if this benefit is no longer offered for this class of Contract.

     The Optional Reset will:

          (1) reset the Annual Increase Amount to the Contact Value on the Contract Anniversary following the receipt of an Optional Reset election;

          (2) reset the Predictor Plus Waiting Period to the tenth Contract Anniversary following the date of the Optional Reset took effect; and

          (3) reset the Predictor Plus Rider charge to the then current level we charge for the same Predictor Plus Rider at the time of the reset, up to the Maximum Optional Reset Fee Rate (not to exceed 1.50%).

     On the date of the reset, the Contract Value on that day will be treated as a single Purchase Payment received on the date of the reset for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and Withdrawal Adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the reset.

     OPTIONAL RESET (FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 27, 2006). If your Contract was issued prior to February 27, 2006, you may elect an Optional Reset as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and you may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above, the automatic reset feature is not available. Subject to state approval, we will enhance your contract to change the frequency of the resets from every third Contract Anniversary to each Contract Anniversary. You will also be able to elect Optional Automatic Resets, as described above.

     Allocation Restrictions. If you elect to purchase the Predictor Plus, unlike the Predictor or GMIB I, you are limited to allocating your purchase payments and Contract Value among the following subaccounts;

     (1) the MetLife Conservative Allocation Subaccount,

     (2) the MetLife Conservative to Moderate Allocation Subaccount,

     (3) the MetLife Moderate Allocation Subaccount or

     (4) the MetLife Moderate to Aggressive Allocation Subaccount

     You may also elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination subaccounts are one or more of the above listed subaccounts.

     Termination Provision. The Predictor Plus will terminate upon the effective date of the Guaranteed Principal Option in addition to the other termination provisions described above under "Termination Provisions" for the Predictor. Also, for the Predictor Plus only the following replaces termination provision e) above;

     (e) a change for any reason of the Contract Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract, unless we agree otherwise.

     See Appendix D for examples illustrating the operation of the Predictor
Plus.

DESCRIPTION OF GMIB I

     The GMIB I may be exercised after a 10-year Waiting Period, up through age 85, within 30 days following a Contract Anniversary. It is only available for Contract Owners up through age 75, and you must elect the GMIB I on your Contract application. This election is irrevocable. If you purchase the GMIB I, we will deduct an additional charge of 0.50% of the Income Base (see below) each year in arrears.

     The Income Base is the greater of (a) or (b) below:

          (a) Highest Anniversary Value: On the Issue Date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 6% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

             (ii) is Withdrawal Adjustments accumulated at the Annual Increase Rate. Withdrawal Adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                (1) The Withdrawal Adjustment for each partial withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or

                (2) If total partial withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the previous Contract Anniversary, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These Withdrawal Adjustments will replace the Withdrawal Adjustments defined in (1) above and be treated as though the corresponding partial withdrawals occurred at the end of that Contract Year.

     The Income Base does not change on or after the Contract Owner's 81st birthday, except that the Income Base on that date is increased for Purchase Payments made after that birthday, and decreased for partial withdrawals (including any applicable Withdrawal Charge) taken after that birthday.

     THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB I PAYMENT AND THE RIDER CHARGE.

OWNERSHIP

     While the GMIB I Rider is in effect, the Contract Owner (or Joint Owners) and Annuitant (or Joint Annuitants) must be the same. If a non-natural person owns the Contract, then Annuitant shall mean Contract Owner in determining the Income Base and GMIB I Payment. If Joint Owners are named, the age of the older will be used to determine the Income Base.

GMIB I ANNUITY TABLE

     The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option elected and the Attained Age and sex of the Annuitant and Joint Annuitant, if applicable.

EXERCISING THE GMIB I RIDER

     If you exercise the GMIB I Rider, you must elect to receive annuity payments under one of the following Fixed Annuity Options:

          (1) Life Annuity with 10 Years of Annuity Payments Guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

AGE AT ANNUITIZATION           GUARANTEE PERIOD
--------------------           ----------------
     80......................         9
     81......................         8
     82......................         7
     83......................         6
     84 and 85...............         5

          (2) Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Based on federal tax rules, this option is not available for qualified contracts where the difference in ages of the joint annuitants is greater than 10 years.

     These Options are set forth in the Contract. Life Annuity with 10 Years of Annuity Payments Guaranteed will be applied if no election is made under this Rider.

     If you exercise the GMIB I Rider, your annuity payments will be the greater of:

     - the annuity payment determined by applying the amount of the Income Base to the GMIB I Annuity Table, and

     - the annuity payment determined for the same annuity option in accordance with the base contract. (See "ANNUITY PAYMENTS--Amount of Annuity Payments.")

     Partial annuitizations are not permitted under the GMIB I Rider. Also, you may only elect an Annuity Date that is within 30 days following any Contract Anniversary and after the expiration of the Waiting Period. The Waiting Period is ten (10) Contract Years from the Issue Date. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply. If you choose not to receive Annuity Payments as guaranteed under the Rider, you may elect any of the Annuity Options available under the Contract.

TERMINATION PROVISIONS

     The GMIB I Rider will terminate upon the earliest of:

          (a) The date you elect to receive Annuity Payments under the Contract;

          (b) The 30th day following the Contract Anniversary immediately after your 85th birthday;

          (c) The date you make a complete withdrawal of your Account Value;

          (d) Death of the Contract Owner (unless the spouse is the beneficiary and elects to continue the Contract and Rider), or death of the Annuitant if a non-natural person owns the Contract; or

          (e) Change of the Contract Owner, for any reason.

     We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Contract Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See "THE CONTRACTS--Options for Death Proceeds--Special Options for Spouses.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected the GMIB I rider.

THE PREDICTOR PLUS, PREDICTOR AND GMIB I RIDER CHARGE

     Rider charges are 0.80% for the Predictor Plus and 0.50% of the Income Base for the Predictor and GMIB I at the time the charge is assessed. For the Predictor Plus, if you elect an Optional Reset as permitted, we may increase the GMIB charge to the then current charge applicable to the same rider, but no more than a maximum of 1.50% of the Income Base. The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal or annuitization, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the Predictor and GMIB I is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts applied for prior to February 15, 2003 the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).

     The Rider charge will result in the cancellation of Accumulation Units from each applicable subaccount of the Variable Account and/or a reduction in the Account Value allocated to the Fixed Account in the ratio the Account Value in a subaccount and/or the Fixed Account bears to the total Account Value. For contracts issued on and after May 1, 2003, the Fixed Account is not available in the state of New York if you have selected the Predictor Plus, Predictor or GMIB I.

THE GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

     The GMIB may have limited usefulness in connection with a qualified Contract, such as an IRA (see "Federal Income Tax Status--Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase or reset, the Contract Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract will have the effect of reducing the Income Base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.

     Additionally, the GMIB is not appropriate for purchase by a Beneficiary under a decedent's Non-Qualified Contract ("see Federal Income Tax Considerations--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases). Under the tax rules, such Contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the Contract Owner's death; however, the GMIB benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution requirements will be met in all cases where income payments under a life contingent annuity (such as provided under the GMIB) do not begin until after the year following the year of death, as would be the case with a GMIB benefit purchased by such Beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the Beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised.

                         GUARANTEED WITHDRAWAL BENEFIT

     We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are three versions of the GWB under the Contract:
Guaranteed Withdrawal Benefit I ("GWB I"), Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") and Lifetime Withdrawal Guarantee. If you purchase the GWB, you must elect one version at the time you purchase the Contract, prior to age 86. A MAXIMUM OF TWO VERSIONS OF THE GWB ARE OFFERED IN ANY PARTICULAR STATE. All three versions of the GWB are described below; however, GWB I is only offered in states where Enhanced GWB has not yet been approved. Please check with your registered representative regarding which version are available in your state. You may not have this benefit and the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

     Each version of the GWB rider guarantees that the entire amount of Purchase Payments you make during the period of time specified in your rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the Purchase Payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider is elected) and your spouse elects to continue the contract and is at least age 59 1/2 at continuation, even after the entire amount of Purchase Payment has been returned. (See "Description of Lifetime Withdrawal Guarantee") below.)

     The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the Purchase Payment credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of Lifetime Withdrawal Guarantee--Cancellation and Guaranteed Principal Adjustment" below). Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program.

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT THE RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE RIDER.

     - IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, THE GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS.

     - IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR.

       WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR MAY DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.

     IF THE GWB I OR LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE (FOR GWB I, IF YOUR STATE HAS NOT APPROVED THE ENDORSEMENT), AS DESCRIBED BELOW, OR REMAINING GUARANTEED WITHDRAWAL AMOUNT (FOR LIFETIME WITHDRAWAL GUARANTEE), AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.

     For purposes of calculating the Guaranteed Withdrawal Amount (for GWB I or Enhanced GWB) or the Total Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee), the B Plus Class bonus credits are not included.

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining Benefit Base (Remaining Guaranteed Withdrawal Amount under Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Contract Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I

     In states where approved, you may elect the Guaranteed Withdrawal Benefit ("GWB") as an optional rider to your Contract. At the time you purchase a Contract, you may elect the GWB rider prior to age 86 (subject to your Contract maximum issue age). The GWB is a guaranteed minimum withdrawal benefit that guarantees the complete return of your purchase payments -- plus a 5% bonus amount -- over time. You may begin taking withdrawals immediately or at a later time. The GWB is intended to protect you against poor market performance only if your annual withdrawals or amounts applied to an Annuity Option are less than or equal to a specified amount as described in more detail below. (See also "APPENDIX E: Guaranteed Withdrawal Benefit Examples.")

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BENEFIT BASE

     Your initial Benefit Base is equal to the initial Guaranteed Withdrawal Amount, calculated as your initial purchase payment plus the GWB Bonus Amount. Thereafter, the Benefit Base is calculated separately from the Guaranteed Withdrawal Amount. Your Benefit Base will change as purchase payments and withdrawals are made, or as the result of an Optional Reset, while your Guaranteed Withdrawal Amount may change only as purchase payments are made, or as the result of an Optional Reset.

     The Benefit Base is equal to:

     - Your initial purchase payment, increased by the applicable 5% GWB Bonus Amount (currently, 5% for the initial purchase payment);

     - Increased by each subsequent purchase payment and by any applicable GWB Bonus Amount (currently, 5% of each subsequent purchase payment);

     - Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charges) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and

     - If a Benefit Paid from your Contract is not payable to the Contract Owner or Contract Owner's bank account (or Annuitant's bank account, if the Owner is a non-natural person) or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Amount, and the resulting Benefit Base exceeds the Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

     (See section A of Appendix E for examples of how withdrawals affect the Benefit Base.)

ANNUAL BENEFIT PAYMENT

     The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to your through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate, equal to 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment.

     Benefits Paid from your Contract have the following effect. If annual Benefits Paid from your Contract do not exceed the Annual Benefit Payment, the Annual Benefit Payment will not decrease. (However, as noted above, during the first Contract Year, even if annual Benefits Paid from your Contract do not exceed the Annual Benefit Payment, withdrawal charges may apply to withdrawals unless you take the necessary steps to elect such withdrawals under a Systematic Withdrawal program.) If a Benefit Paid from your Contract does result in annual Benefits Paid during a Contract Year exceeding the Annual Benefit Payment or is not payable to the Contract Owner or Contract Owner's bank account (or the Annuitant's bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the decrease for the Benefit Paid multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the Benefit you will receive.

     (See sections B and C of Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

     For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements, generally beginning at age 70 1/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals which must commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB rider.

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GUARANTEED WITHDRAWAL AMOUNT

     The initial Guaranteed Withdrawal Amount is equal to your initial purchase payment plus the GWB Bonus Amount. The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount if your annual withdrawals exceed the Annual Benefit Payment. However, the Guaranteed Withdrawal Amount is always the amount against which the GWB Rider Charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET

     An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the GWB Rider Charge. The Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the Contract Value before the reset was less than the Guaranteed Withdrawal Amount. Starting with the fifth Contract Anniversary prior to the Owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We must receive your request in writing within a 30-day period prior to that Contract Anniversary. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least five years since the last Optional Reset. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Joint Owner is used to determine the birthday. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:

     - Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Contract Value on the date of the reset;

     - Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and

     - Reset the GWB Rider Charge equal to the then current level we charge for the same rider at the time of the reset, up to the Maximum Optional Reset Fee Rate (currently 0.95%).

     The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Locking in a higher Benefit Base increases your total future guaranteed withdrawal payments, but may decrease the amount of the Annual Benefit Payment if, before the reset, the Contract Value is less than the Guaranteed Withdrawal Amount.

TERMINATION OF THE GWB RIDER

     The GWB rider will terminate upon the earliest of:

          1. When you take a total withdrawal of your Contract Value (a pro rata portion of the annual GWB Rider Charge will apply);

          2. The date you apply your Contract Value to an annuity option (a pro rata portion of the annual GWB Rider Charge will apply);

          3. When your Contract Value is not sufficient to pay the charge for this benefit (whatever Contract Value is available will be applied to pay the annual GWB Rider Charge);

          4. The Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies (if the Owner is a non-natural person);

          5. There is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person) (a pro rata portion of the annual GWB Rider Charge will apply), unless we agree otherwise; or

          6. The Contract is terminated (a pro rata portion of the annual GWB Rider Charge will apply).

GWB RIDER CHARGE

     The GWB Rider Charge is equal to 0.50% of the Guaranteed Withdrawal Amount on each Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The GWB Rider Charge is

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deducted from your Contract Value pro rata from each Subaccount, the Fixed
Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected the GWB. If you elect an Optional Reset of the GWB on the 5th Contract Anniversary or thereafter as permitted, we may increase the GWB Rider Charge to the charge applicable to current Contract purchases with the same rider at the time of the reset but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. The GWB Rider Charge will continue even if your Benefit Base has been reduced to zero.

ADDITIONAL INFORMATION

     If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the GWB Charge and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the Owner (or the Annuitant if the Owner is a non-natural person) or to your Beneficiary, if you or the Annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

     If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while this benefit is in effect, your Beneficiary may elect to receive the death benefit under the Guaranteed Withdrawal Benefit instead of the Standard Death Benefit, the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or the Earnings Preservation Benefit, if those benefits had been purchased by the Owner(s). Otherwise the provisions of those death benefits will determine the amount of the death benefit.

     If the Beneficiary elects the death benefit under the Guaranteed Withdrawal Benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another Payee in writing.

     If the Contract is a nonqualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the Payee under the appropriate IRS tables. For purposes of the preceding sentence, if the Payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the GWB Charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

     In states where approved, we currently offer an enhanced version of the Guaranteed Withdrawal Benefit rider ("Enhanced GWB") instead of the GWB rider. This version is the same as the GWB rider described above ("GWB I"), except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an Optional Reset every three Contract Years; (3) waiver of the GWB Rider Charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth Contract Anniversary. Additionally, for Contracts issued with the GWB I rider, subject to state approval, we will add to your Contract enhancements (1), (2) and (3). A description of these features follows.

     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for
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that year, if such amounts are greater than your Annual Benefit Payment. YOU
MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

     OPTIONAL RESET. Starting with the third Contract Anniversary prior to the Owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I, we must receive your request in writing within a 30-day period prior to that Contract Anniversary. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the Owner's 86th birthday.

     GWB RIDER CHARGE. Unlike the GWB I described above, we will not continue to assess the GWB Rider Charge if your Benefit Base equals zero.

     CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.

     You may not have the GWB I or Enhanced GWB in effect at the same time as the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit.

     (See Appendix E for examples of the Enhanced GWB.)

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE

     In states where approved, we offer the Lifetime Withdrawal Guarantee rider. The Lifetime Withdrawal Guarantee rider is an optional rider that may be elected instead of the GWB I rider or Enhanced GWB rider. You should carefully consider which version of the GWB may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee rider and the GWB I (prior to being endorsed) and Enhanced GWB riders:

     - Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees that we will make the payments to you over your lifetime (and the life of your spouse, if the joint version of the rider is elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of Purchase Payment has been returned.

     - Automatic Annual Step-Ups. In contrast to the GWB I rider, which offers an optional reset beginning with the 5th Contract Anniversary prior to the Owner's 86th birthday, and the Enhanced GWB rider, which offers an optional reset beginning with the 3rd Contract Anniversary prior to the Owner's 86th birthday, the Lifetime Withdrawal Guarantee provides automatic resets on each Contract Anniversary prior to the Owner's 86th birthday (and offers the Owner the ability to opt out of the resets).

     - Withdrawal Rates. The Lifetime Withdrawal Guarantee rider uses a 5% Withdrawal Rate to determine the Annual Benefit Payment. The GWB I and Enhanced GWB riders use a 7% Withdrawal Rate to determine the Annual Benefit Payment.

     - Cancellation. The Lifetime Withdrawal Guarantee rider also provides the ability to cancel the rider every five Contract Years for the first 15 Contract Years and annually thereafter. The Enhanced GWB rider offers only one opportunity to cancel the rider (on the fifth Contract Anniversary), and the GWB I rider does not offer the ability to cancel the rider.

     - The Lifetime Withdrawal Guarantee rider also offers favorable treatment of required minimum distribution withdrawals when compared to the GWBI rider.

     - Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payment and Contract Value among the Fixed Account and certain subaccounts (as described below).

     In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility that had you not purchased the rider, your Contract Value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even

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relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.

     TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. The Total Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional Purchase Payments. Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current Contract year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Total Guaranteed Withdrawal Amount before the withdrawal).

     5% COMPOUNDING INCOME AMOUNT. On each contract anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional Purchase Payments, and decreased by the amount of each withdrawal (including any applicable Withdrawal Charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above. If a withdrawal results in the cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Remaining Guaranteed Withdrawal Amount).

     - If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero.

     - If you take your first withdrawal on or after the date you reach age
       59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected the Joint Life version of the Lifetime Withdrawal Guarantee Rider and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value decline to zero.

     You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee. If you begin taking withdrawals too soon, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% Compounding Income Amount once you take your first withdrawal. If you delay taking withdrawals for too long, while your beneficiaries will receive the Remaining Guaranteed Withdrawal Amount, you may limit the number of payments you receive while you are alive due to life expectancy and you may be paying for a benefit you are not using.

     At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider.

     ANNUAL BENEFIT PAYMENT. The initial Annual Benefit is equal to the Total Guaranteed Withdrawal Amount immediately prior to the first withdrawal multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the 5% Compounding Annual Increase, the Automatic Annual Step Up, or withdrawals greater than the Annual Benefit Payment), the Annual

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Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.

     It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment may be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. In addition, as noted above, if a withdrawal results in cumulative withdrawals for the current contract year exceeding the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the contract value after the withdrawal (if such contract value is lower than the Remaining Guaranteed Withdrawal Amount). These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero.

     You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only part of your Annual Benefit Payment in any given Contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

     AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 86th birthday, a Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

     The Automatic Annual Step-Up will:

     - reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $5,000,000.

     - reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up, and

     - reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to Contract purchases of the same rider at the time of the Step-Up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

     Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE

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AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN
THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payments and Contract Value among the Fixed Account and the following subaccounts:

          (1) MetLife Conservative Allocation Subaccount

          (2) MetLife Conservative to Moderate Allocation Subaccount

          (3) MetLife Moderate Allocation Subaccount

          (4) MetLife Moderate to Aggressive Allocation Subaccount

          (5) BlackRock Money Market Subaccount

     You may also elect to participate in the EDCA Program, provided that your destination subaccounts are one or more of the above listed subaccounts you have chosen.

     JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). Like the Single Life version of the Lifetime Withdrawal Guarantee rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first joint Owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect if a spouse who is the primary beneficiary elects to continue the Contract under the spousal continuation provisions. (See "Payment on Death Prior to Annuitization--Special Options for Spouses.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under the Lifetime Withdrawal Guarantee rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the Lifetime Withdrawal Guarantee would not apply.

     CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the Contract Anniversary every five Contract Years for the first fifteen years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity Contract, however, will continue.

     If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:

          (a) is Purchase Payment credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including Withdrawal Charges); and

          (b) is the Contract Value on the date of cancellation.

     The Guaranteed Principal Adjustment will be added to each applicable sub-account in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

     It is important to note that only Purchase Payment made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase Payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee may not be appropriate for you if you intend to make

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additional Purchase Payments after the 120 day period and are purchasing the
Lifetime Withdrawal Guarantee for its Guaranteed Principal Adjustment feature.

     TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:

          (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed); you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or Lifetime Payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met;

          (2) the date all of the Contract Value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

          (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or Lifetime Payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met;

          (4) death of the Contract Owner or Joint Owner (or the annuitant if the Contact Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

          (5) change of the Owner or Joint Owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

          (6) the effective date of the cancellation of the rider; or

          (7) termination of the Contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for termination due to death).

     Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.

     The Lifetime Withdrawal Guarantee Benefit is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. The charge is deducted from your Contract Value, pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. For contracts purchased on or after May 1, 2003, the Fixed Account is not available with the C Class contract or in the state of New York if this optional benefit is selected. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current Contract purchases with the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

     ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider that can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

     Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment in a lump sum that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the

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Annual Step-Up death benefit, Compounded-Plus death benefit, or Earnings
Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

     If the contract is a nonqualified contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and nonqualified Contracts subject to Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because (1) you make a total withdrawal of your Contract Value;
(2) your Contract Value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the Contract Owner dies, except where the beneficiary or joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional Purchase Payment under the Contract.

     GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. In the event the Lifetime Withdrawal Guarantee is made available for purchase by a Beneficiary under a decedent's IRA (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) and the Beneficiary, as required under tax rules, is to receive required minimum distributions prior to attaining age 59 1/2, the required minimum distributions received from the Contract will have the effect of eliminating the lifetime payments under the Lifetime Withdrawal Guarantee. Under the tax rules, such Contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the Contract Owner's death. Therefore the Lifetime Withdrawal Guarantee is not appropriate for purchase under a decedent's IRA by a Beneficiary who has not attained age 59 1/2.

     Note that the GWBI, Enhanced GWB, and Lifetime Withdrawal Guarantee are not appropriate for purchase by a Beneficiary under a decedent's Non-Qualified Contract.

     (See Appendix E for examples of the GWB riders.)

                    GUARANTEED MINIMUM ACCUMULATION BENEFIT

     In states where approved, you may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional rider to your Contract. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.

     If you elect the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of the Asset Allocation subaccounts available in your Contract (the MetLife Moderate to Aggressive Allocation Subaccount and the MetLife Aggressive Allocation Subaccount are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect. The Asset Allocation subaccount you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you choose the GMAB rider, the

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percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:

                                                          GUARANTEED AMOUNT
ASSET ALLOCATION                                           (% OF PURCHASE     YEARS TO RIDER
SUBACCOUNT                                                    PAYMENTS)       MATURITY DATE
----------------                                          -----------------   --------------
MetLife Conservative Allocation Subaccount..............        130%             10 years
MetLife Conservative to Moderate Allocation
  Subaccount............................................        120%             10 years
MetLife Moderate Allocation Subaccount..................        110%             10 years

     For more information on the Asset Allocation subaccounts, please see "Investment Advice" in your contract prospectus as well as the prospectus for the Asset Allocation portfolios the subaccounts invest in.

     You may elect the GMAB rider when you purchase the Contract, up through age
80. However, you may not elect the GMAB rider if you have also elected a GWB rider or GMIB rider.

     BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. The maximum Guaranteed Accumulation Amount is $5 million. Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

     On your Contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total Contract Value.

  EXAMPLE:

          Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

     Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.

     At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract's Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).

     If your Contract Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.

     If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.

     Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.

  EXAMPLE:

          Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).

          In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000
     ($11,000 - $11,000 = $0).

     RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.

     Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

     CANCELLATION. You may elect to cancel the GMAB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Administrative Office) during the 90-day period following the 5(th) Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

GMAB RIDER CHARGE

     The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.

     GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not appropriate for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status--Taxation of Non-Qualified Contracts") or IRA Contract (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) because, under tax rules, such

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Contracts generally require distributions to commence by the end of the calendar year following the year of the Contract Owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) of the Code ("Qualified
     Plans");

          2. Annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by transfers from existing 403(b) plans and which are not otherwise subject to ERISA; and

          3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be

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subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

     It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

      --  made on or after the taxpayer reaches age 59 1/2;

      --  made on or after the death of an Owner;

      --  attributable to the taxpayer's becoming disabled;

      -- made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

      -- under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-31 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2007, $4,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

     The Proposed regulations will generally not be effective until taxable years beginning after December 31, 2007, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrange and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

     Hurricane Relief. Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

     To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Other Tax Issues.  Qualified Contracts (including contracts issued under
Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Guaranteed Benefits. If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

     We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE

GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                         DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     The maximum commission payable for Contract sales by Distributor's sales representatives is 8% of purchase payments. Some sales representatives may elect to receive no or a lower commission when a purchase payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. We also pay for Distributor's operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Distributor's management team; advertising expenses; and all other expenses of distributing the Contracts. Distributor pays its sales representatives all of the commissions received for their sales of Contracts; it does not retain any portion of those commissions. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of commissions may be returned if the Contract is not continued through the first Contract Year. We may also pay a commission when the Contract is annuitized. The amount of the commission payable upon annuitization will depend on several factors, including the number of years the Contract has been in force.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Contract Value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by the Company and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms (affiliated and non affiliated)will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. and/or Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                       THE OPERATION OF THE FIXED ACCOUNT

     The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest. The Fixed Account is not available to Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the Predictor or GMIB I has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the Predictor Plus or GMAB is selected.

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the minimum rate required by your state (the minimum rate on the Fixed Account is 3.0% but may be lower in your state and therefore may be lower for certain contracts). We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. You can contact us or consult your registered representative for our current limits.

     Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company's general account (but outside the Fixed Account).

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a "last-in, first-out" basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. See the Statement of Additional Information.

     We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the subaccounts for a Class; (ii) total returns for the subaccounts for a Class, (iii) non-standard returns for the subaccounts for a Class and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the subaccounts for a specified period for a Class. Total returns for the subaccounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a subaccount's performance for a Class compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. We may reflect bonus amounts in performance relating to the B Plus Class.

YIELDS

     The current yield of the State Street Research Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a subaccount (beside the State Street Research Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for the stated times. Average annual total return of a subaccount tells you the return you would have experienced if you allocated a $1,000 purchase payment to a subaccount for the specified period. We provide average annual total returns for the subaccounts on a Class-specific basis. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount for that Class (assuming selection of the Standard Death Benefit), including any Withdrawal Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standard total return for a Class will reflect the charge for the Predictor or GMIB I but will not reflect charges for any other optional additional benefits, including the Earnings Preservation Benefit Rider. From time to time in response to changes in the marketplace, promotional emphasis, and actual sales experience, we may modify our determination of which charges and deductions for optional features to factor into each Class's standardized average annual total returns. Narrative disclosure accompanying performance information in marketing materials always will indicate clearly which charges and deductions are reflected in performance for each Class. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the subaccount if any of those periods are not available.

NON-STANDARD RETURN

     "Non-Standard" average annual total return information for a Class may be presented, computed on the same basis as described above, except that deductions may not include the Withdrawal Charge or the charge for the GMIB. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a subaccount. We may also provide non-standard performance that reflects the inclusion or exclusion of various optional riders on a Class-specific basis. Narrative disclosure in marketing material containing non-standard returns will indicate which charges and deductions are reflected. Non-standard performance for a Class will be accompanied by standard performance for that Class.

     We may also illustrate on a Class-specific basis what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Withdrawal Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Withdrawal Value reflects the deduction of any Withdrawal Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Withdrawal Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Withdrawal Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Withdrawal Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Withdrawal Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual Contract Administrative Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments on a Class-specific basis in the same manner as described above based on hypothetical returns. To see an example of one such hypothetical illustration, refer to Appendix G.

OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each subaccount on a Class-specific basis to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Advertising and sales literature may also show the performance rankings of the subaccounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS"), or may compare to the performance of a subaccount on a Class-specific basis to that of a widely used index, such as

Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     You may find the financial statements of the Variable Account and the Company in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

     The following tables show the Accumulation Unit Values through December 31, 2006 for each subaccount. The Accumulation Unit Values are shown for Contracts with the lowest total Variable Account charge that applied through December 31, 2006, and for Contracts with the highest total Variable Account Charge that applied through December 31, 2006. The first table shows Contracts with the Standard Death Benefit and no riders (1.15% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 1.40%). The second table shows Contracts with the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the Earnings Preservation Benefit Rider (2.20% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 2.45%.) All other possible combination of charges for an American Forerunner Series Contract appear in the Statement of Additional Information, which is available upon request by writing or calling New England Securities Corporation, 501 Boylston St., Boston, MA 02116 1-800-356-5015 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  BlackRock Aggressive Growth Sub-Account (Class B)
     5/1/2004* to 12/31/2004..............................    34.939028       38.800924            8,169
     1/1/2005 to 12/31/2005...............................    38.800924       42.360155           21,964
     1/1/2006 to 12/31/2006...............................    42.360155       44.585585           48,714

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  BlackRock Bond Income Sub-Account (Class B)
     7/2/2001* to 12/31/2001..............................     3.967687        4.116167          163,045
     1/1/2002 to 12/31/2002...............................     4.116167        4.401486        1,804,114
     1/1/2003 to 12/31/2003...............................     4.401486        4.594079        4,102,407
     1/1/2004 to 12/31/2004...............................     4.594079        4.730889        5,962,426
     1/1/2005 to 12/31/2005...............................     4.730889        4.777709        7,142,220
     1/1/2006 to 12/31/2006...............................     4.777709        4.918626        7,522,271
  BlackRock Diversified Sub-Account (Class B)
     5/1/2004** to 12/31/2004.............................    36.941912       39.924032           17,530
     1/1/2005 to 12/31/2005...............................    39.924032       40.581393           32,172
     1/1/2006 to 12/31/2006...............................    40.581393       44.229038           41,317
  BlackRock Large-Cap Core Sub-Account(12) (previously,
     BlackRock Large Cap Sub-Account, and before that
     BlackRock Investment Trust Sub-Account) (Class B)
     7/2/2001* to 12/31/2001..............................     7.405651        6.772638            9,147
     1/1/2002 to 12/31/2002...............................     6.772638        4.935465          174,161
     1/1/2003 to 12/31/2003...............................     4.935465        6.338206          420,746
     1/1/2004 to 12/31/2004...............................     6.338206        6.929556          622,871
     1/1/2005 to 12/31/2005...............................     6.929556        7.077751          612,453
     1/1/2006 to 12/31/2006...............................     7.077751        7.964984          514,294
  BlackRock Large Cap Value Sub-Account (Class B)(8)
     5/1/2004* to 12/31/2004..............................     1.074511        1.187350        1,779,030
     1/1/2005 to 12/31/2005...............................     1.187350        1.239040        3,199,011
     1/1/2006 to 12/31/2006...............................     1.239040        1.459220        4,651,289
  BlackRock Large Cap Value Sub-Account (Class E)(8)
     5/1/2002** to 12/31/2002.............................     1.000000        0.793741          375,552
     1/1/2003 to 12/31/2003...............................     0.793741        1.062518        2,038,338
     1/1/2004 to 12/31/2004...............................     1.062518        1.190256        3,754,139
     1/1/2005 to 12/31/2005...............................     1.190256        1.243644        3,394,211
     1/1/2006 to 12/31/2006...............................     1.243644        1.465566        3,610,207
  BlackRock Legacy Large Cap Growth Sub-Account (Class
     B)(8)
     5/1/2004** to 12/31/2004.............................     2.375262        2.606996          350,302
     1/1/2005 to 12/31/2005...............................     2.606996        2.751324          757,219
     1/1/2006 to 12/31/2006...............................     2.751324        2.825633          887,193
  BlackRock Legacy Large Cap Growth Sub-Account (Class
     E)(9)
     7/2/2001** to 12/31/2001.............................     3.039302        2.779511          273,278
     1/1/2002 to 12/31/2002...............................     2.779511        1.834426        2,050,719
     1/1/2003 to 12/31/2003...............................     1.834426        2.446494        4,355,028
     1/1/2004 to 12/31/2004...............................     2.446494        2.626601        5,025,000
     1/1/2005 to 12/31/2005...............................     2.626601        2.774555        4,418,744
     1/1/2006 to 12/31/2006...............................     2.774555        2.852573        3,974,723
  BlackRock Money Market Sub-Account (Class B)
     7/2/2001* to 12/31/2001..............................     2.316804        2.332669          365,811
     1/1/2002 to 12/31/2002...............................     2.332669        2.332852        2,821,839
     1/1/2003 to 12/31/2003...............................     2.332852        2.318973        6,195,400
     1/1/2004 to 12/31/2004...............................     2.318973        2.309213        6,704,053
     1/1/2005 to 12/31/2005...............................     2.309213        2.343071        6,730,542
     1/1/2006 to 12/31/2006...............................     2.343071        2.421770        7,612,640

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  BlackRock Strategic Value Sub-Account (Class B)(8)
     5/1/2004* to 12/31/2004..............................     1.626631        1.833047        2,779,549
     1/1/2005 to 12/31/2005...............................     1.833047        1.882997        5,523,544
     1/1/2006 to 12/31/2006...............................     1.882997        2.167606        6,291,565
  BlackRock Strategic Value Sub-Account (Class E)(9)
     7/2/2001** to 12/31/2001.............................     1.432285        1.403224          642,658
     1/1/2002 to 12/31/2002...............................     1.403224        1.089127        8,010,482
     1/1/2003 to 12/31/2003...............................     1.089127        1.614079       17,079,781
     1/1/2004 to 12/31/2004...............................     1.614079        1.837570       22,522,556
     1/1/2005 to 12/31/2005...............................     1.837570        1.888488       20,398,176
     1/1/2006 to 12/31/2006...............................     1.888488        2.177644       17,872,678
  Davis Venture Value Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     2.925848        3.154211        2,118,582
     1/1/2005 to 12/31/2005...............................     3.154211        3.429931        6,914,939
     1/1/2006 to 12/31/2006...............................     3.429931        3.876398       10,590,474
  Davis Venture Value Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     2.834665        2.692750          574,764
     1/1/2002 to 12/31/2002...............................     2.692750        2.221384        4,781,789
     1/1/2003 to 12/31/2003...............................     2.221384        2.870941       11,135,852
     1/1/2004 to 12/31/2004...............................     2.870941        3.182610       14,532,812
     1/1/2005 to 12/31/2005...............................     3.182610        3.465227       14,852,787
     1/1/2006 to 12/31/2006...............................     3.465227        3.919203       14,265,655
  FI International Stock Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     1.221093        1.397216        1,227,378
     1/1/2005 to 12/31/2005...............................     1.397216        1.624204        3,844,781
     1/1/2006 to 12/31/2006...............................     1.624204        1.866242        5,748,730
  FI International Stock Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     1.286985        1.177247          302,022
     1/1/2002 to 12/31/2002...............................     1.177247        0.958679        3,281,364
     1/1/2003 to 12/31/2003...............................     0.958679        1.212108        9,382,604
     1/1/2004 to 12/31/2004...............................     1.212108        1.414070       10,047,349
     1/1/2005 to 12/31/2005...............................     1.414070        1.646785        9,262,176
     1/1/2006** to 12/31/2006.............................     1.646785        1.892721        8,542,749
  FI Large Cap Sub-Account
     05/01/2006** to 12/31/2006...........................    17.509536       17.742684            4,682
  FI Mid Cap Opportunities Sub-Account(4)
     5/1/2002* to 12/31/2002..............................     1.000000        0.811726          318,975
     1/1/2003 to 12/31/2003...............................     0.811726        1.140188        1,940,329
     1/1/2004 to 4/30/2004................................     1.140188        1.130795        2,954,746
  FI Mid Cap Opportunities Sub-Account(3) (previously
     Janus Mid Cap Sub-Account)
     7/2/2001* to 12/31/2001..............................     1.899424        1.567482          164,995
     1/1/2002 to 12/31/2002...............................     1.567482        1.097491          607,378
     1/1/2003 to 12/31/2003...............................     1.097491        1.456818        1,226,037
     1/1/2004 to 12/31/2004...............................     1.456818        1.682450        4,503,752
     1/1/2005 to 12/31/2005...............................     1.682450        1.774090        4,448,034
     1/1/2006 to 12/31/2006...............................     1.774090        1.956578        4,127,653

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  FI Value Leaders Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     2.365503        2.672659           80,300
     1/1/2005 to 12/31/2005...............................     2.672659        2.917798          476,645
     1/1/2006 to 12/31/2006...............................     2.917798        3.220868          977,870
  FI Value Leaders Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     2.652774        2.411394           98,150
     1/1/2002 to 12/31/2002...............................     2.411394        1.917471          342,085
     1/1/2003 to 12/31/2003...............................     1.917471        2.402457          743,172
     1/1/2004 to 12/31/2004...............................     2.402457        2.697006        1,058,978
     1/1/2005 to 12/31/2005...............................     2.697006        2.946950        1,051,934
     1/1/2006 to 12/31/2006...............................     2.946950        3.256193        1,110,483
  Franklin Templeton Small Cap Growth Sub-Account
     7/2/2001* to 12/31/2001..............................     0.954129        0.881195          178,826
     1/1/2002 to 12/31/2002...............................     0.881195        0.626836        1,795,413
     1/1/2003 to 12/31/2003...............................     0.626836        0.896067        4,615,868
     1/1/2004 to 12/31/2004...............................     0.896067        0.984537        6,743,180
     1/1/2005 to 12/31/2005...............................     0.984537        1.016048        8,146,418
     1/1/2006 to 12/31/2006...............................     1.016048        1.102095        9,589,427
  Harris Oakmark Focused Value Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     3.096339        3.365533        1,370,253
     1/1/2005 to 12/31/2005...............................     3.365533        3.650141        3,318,068
     1/1/2006 to 12/31/2006...............................     3.650141        4.047789        4,449,531
  Harris Oakmark Focused Value Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     2.560091        2.685571          481,964
     1/1/2002 to 12/31/2002...............................     2.685571        2.416310        4,907,449
     1/1/2003 to 12/31/2003...............................     2.416310        3.163837       11,636,252
     1/1/2004 to 12/31/2004...............................     3.163837        3.433184       14,747,612
     1/1/2005 to 12/31/2005...............................     3.433184        3.727094       13,867,196
     1/1/2006 to 12/31/2006...............................     3.727094        4.137273       12,094,110
  Harris Oakmark International Sub-Account (Class B)(6)
     5/1/2003** to 12/31/2003.............................     0.878540        1.182011        2,995,185
     1/1/2004 to 12/31/2004...............................     1.182011        1.408279        9,968,061
     1/1/2005 to 12/31/2005...............................     1.408279        1.590425       16,284,269
     1/1/2006 to 12/31/2006...............................     1.590425        2.025872       20,405,438
  Harris Oakmark International Sub-Account (Class E)(7)
     5/1/2002** to 12/31/2002.............................     1.061095        0.886504                0
     1/1/2003 to 12/31/2003...............................     0.886504        1.184423        1,543,584
     1/1/2004 to 12/31/2004...............................     1.184423        1.413075        2,533,199
     1/1/2005 to 12/31/2005...............................     1.413075        1.596359        3,197,476
     1/1/2006 to 12/31/2006...............................     1.596359        2.035584        3,474,457
  Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     1.230199        1.329755        2,077,579
     1/1/2005 to 12/31/2005...............................     1.329755        1.292898        6,777,537
     1/1/2006 to 12/31/2006...............................     1.292898        1.506150        7,944,239

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
     5/1/2002** to 12/31/2002.............................     1.194373        0.981280        1,013,132
     1/1/2003 to 12/31/2003...............................     0.981280        1.215874        8,106,150
     1/1/2004 to 12/31/2004...............................     1.215874        1.337643       11,067,763
     1/1/2005 to 12/31/2005...............................     1.337643        1.301992       11,137,622
     1/1/2006 to 12/31/2006...............................     1.301992        1.517964       10,194,359
  Jennison Growth Sub-Account (Class B)
     5/1/2005** to 12/31/2005.............................     0.412046        0.495770          372,314
     1/1/2006 to 12/31/2006...............................     0.495770        0.502487          834,092
  Jennison Growth Subaccount (Class B)(8)(10) (previously
     Met/ Putnam Voyager Sub-Account (Class B))
     5/1/2004** to 12/31/2004.............................     0.426835        0.446336           83,090
     1/1/2005 to 4/30/2005................................     0.446336        0.407095                0
  Jennison Growth Sub-Account (Class E)
     5/1/2005** to 12/31/2005.............................     0.412329        0.496830        3,192,387
     1/1/2006 to 12/31/2006...............................     0.496830        0.503929        3,201,902
  Jennison Growth Subaccount (Class E)(9)(10) (previously
     Met/ Putnam Voyager Sub-Account (Class E))
     7/2/2001* to 12/31/2001..............................     0.576172        0.494394          357,289
     1/1/2002 to 12/31/2002...............................     0.494394        0.347152        1,678,334
     1/1/2003 to 12/31/2003...............................     0.347152        0.431385        3,578,139
     1/1/2004 to 12/31/2004...............................     0.431385        0.446340        3,453,420
     1/1/2005 to 4/30/2005................................     0.446340        0.411153                0
  Lazard Mid-Cap Sub-Account
     5/1/2002* to 12/31/2002..............................     1.141290        0.969569          430,746
     1/1/2003 to 12/31/2003...............................     0.969569        1.209365        3,066,916
     1/1/2004 to 12/31/2004...............................     1.209365        1.367680        5,283,165
     1/1/2005 to 12/31/2005...............................     1.367680        1.461043        5,799,526
     1/1/2006 to 12/31/2006...............................     1.461043        1.656344        6,140,949
  Legg Mason Partners Aggressive Growth(5)(13) (previously
     Legg Mason Aggressive Growth Sub-Account which was
     previously Janus Aggressive Growth Sub-Account and,
     before that, Janus Growth Sub-Account)
     7/2/2001* to 12/31/2001..............................     0.952135        0.775990          338,843
     1/1/2002 to 12/31/2002...............................     0.775990        0.530690        1,339,061
     1/1/2003 to 12/31/2003...............................     0.530690        0.681507        2,098,484
     1/1/2004 to 12/31/2004...............................     0.681507        0.730558        2,428,212
     1/1/2005 to 12/31/2005...............................     0.730558        0.820277        2,795,359
     1/1/2006 to 12/31/2006...............................     0.820277        0.796827        3,757,688
  Legg Mason Value Equity Sub-Account (previously MFS(R)
     Investors Trust Sub-Account) (Class B)(8)(11)
     5/1/2004** to 12/31/2004.............................     7.787457        8.647002            9,665
     1/1/2005 to 12/31/2005...............................     8.647002        9.138390           20,535
     1/1/2006 to 4/30/2006................................     9.138390        9.558607           29,169

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Legg Mason Value Equity Sub-Account (previously MFS(R)
     Investors Trust Sub-Account) (Class E)(9)(11)
     7/2/2001* to 12/31/2001..............................     0.899677        0.835089          110,905
     1/1/2002 to 12/31/2002...............................     0.835089        0.658445          813,019
     1/1/2003 to 12/31/2003...............................     0.658445        0.790862        2,467,604
     1/1/2004 to 12/31/2004...............................     0.790862        0.869966        4,638,502
     1/1/2005 to 12/31/2005...............................     0.869966        0.921227        4,584,532
     1/1/2006 to 4/30/2006................................     0.921227        0.963902                0
  Legg Mason Value Equity Sub-Account(2) (previously MFS
     Investors Trust Sub-Account and, before that, MFS
     Research Managers Sub-Account)
     7/2/2001* to 12/31/2001..............................     0.981512        0.881931           14,318
     1/1/2002 to 12/31/2002...............................     0.881931        0.660811          488,204
     1/1/2003 to 12/31/2003...............................     0.660811        0.809503        1,444,156
     1/1/2004 to 4/30/2004................................     0.809503        0.824834        1,931,513
  Legg Mason Value Equity Sub-Account
     05/01/2006** to 12/31/2006...........................     9.519843       10.222985           69,097
  Lehman Brothers(R) Aggregate Bond Index Sub-Account
     7/2/2001* to 12/31/2001..............................     1.104444        1.137661          214,731
     1/1/2002 to 12/31/2002...............................     1.137661        1.236460        3,314,448
     1/1/2003 to 12/31/2003...............................     1.236460        1.263646        9,580,256
     1/1/2004 to 12/31/2004...............................     1.263646        1.297178       11,900,128
     1/1/2005 to 12/31/2005...............................     1.297178        1.306147       14,339,751
     1/1/2006 to 12/31/2006...............................     1.306147        1.340487       15,246,938
  Loomis Sayles Small Cap Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     2.401208        2.725367          300,389
     1/1/2005 to 12/31/2005...............................     2.725367        2.874174        1,328,797
     1/1/2006 to 12/31/2006...............................     2.874174        3.307237        2,293,441
  Loomis Sayles Small Cap Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     2.417476        2.290434          145,572
     1/1/2002 to 12/31/2002...............................     2.290434        1.774194        1,198,186
     1/1/2003 to 12/31/2003...............................     1.774194        2.390252        3,539,781
     1/1/2004 to 12/31/2004...............................     2.390252        2.745768        4,603,794
     1/1/2005 to 12/31/2005...............................     2.745768        2.898261        4,742,441
     1/1/2006 to 12/31/2006...............................     2.898261        3.338152        4,422,117
  Lord Abbett Bond Debenture Sub-Account
     7/2/2001* to 12/31/2001..............................     1.380912        1.390396           52,634
     1/1/2002 to 12/31/2002...............................     1.390396        1.366619          963,586
     1/1/2003 to 12/31/2003...............................     1.366619        1.609827        4,577,028
     1/1/2004 to 12/31/2004...............................     1.609827        1.721334        9,039,529
     1/1/2005 to 12/31/2005...............................     1.721334        1.727117       12,161,562
     1/1/2006 to 12/31/2006...............................     1.727117        1.863611       14,355,332
  MFS(R) Research International Sub-Account
     7/2/2001* to 12/31/2001..............................     0.927492        0.849709           93,021
     1/1/2002 to 12/31/2002...............................     0.849709        0.740863        1,816,147
     1/1/2003 to 12/31/2003...............................     0.740863        0.967070        5,529,748
     1/1/2004 to 12/31/2004...............................     0.967070        1.142973        8,360,916
     1/1/2005 to 12/31/2005...............................     1.142973        1.315501       10,997,444
     1/1/2006 to 12/31/2006...............................     1.315501        1.645958       12,926,162

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  MFS(R) Total Return Sub-Account
     5/1/2004** to 12/31/2004.............................     3.836332        4.178340        2,030,803
     1/1/2005 to 12/31/2005...............................     4.178340        4.248456        2,996,302
     1/1/2006 to 12/31/2006...............................     4.248456        4.701210        3,176,630
  MFS(R) Total Return Sub-Account(1) (previously Balanced
     Sub-Account)
     7/2/2001* to 12/31/2001..............................     1.524385        1.498783           35,048
     1/1/2002 to 12/31/2002...............................     1.498783        1.278296        1,327,453
     1/1/2003 to 12/31/2003...............................     1.278296        1.511755        3,446,285
     1/1/2004 to 4/30/2004................................     1.511755        1.499786        4,349,772
  Met/AIM Small Cap Growth Sub-Account
     5/1/2002** to 12/31/2002.............................     1.123754        0.849902          651,148
     1/1/2003 to 12/31/2003...............................     0.849902        1.166732        2,056,754
     1/1/2004 to 12/31/2004...............................     1.166732        1.227546        2,741,236
     1/1/2005 to 12/31/2005...............................     1.227546        1.313857        3,080,384
     1/1/2006 to 12/31/2006...............................     1.313857        1.483088        2,830,369
  MetLife Mid Cap Stock Index Sub-Account
     7/2/2001* to 12/31/2001..............................     1.053577        1.033682          118,901
     1/1/2002 to 12/31/2002...............................     1.033682        0.867483        1,826,447
     1/1/2003 to 12/31/2003...............................     0.867483        1.153856        4,894,484
     1/1/2004 to 12/31/2004...............................     1.153856        1.319938        7,335,056
     1/1/2005 to 12/31/2005...............................     1.319938        1.461744        8,344,977
     1/1/2006 to 12/31/2006...............................     1.461744        1.587065        9,084,788
  MetLife Stock Index Sub-Account
     7/2/2001* to 12/31/2001..............................     3.893357        3.611327          114,642
     1/1/2002 to 12/31/2002...............................     3.611327        2.766162        1,416,238
     1/1/2003 to 12/31/2003...............................     2.766162        3.496726        3,440,780
     1/1/2004 to 12/31/2004...............................     3.496726        3.811946        5,142,665
     1/1/2005 to 12/31/2005...............................     3.811946        3.933377        5,401,947
     1/1/2006 to 12/31/2006...............................     3.933377        4.479032        5,242,174
  Morgan Stanley EAFE(R) Index Sub-Account
     7/2/2001* to 12/31/2001..............................     0.950882        0.858225           78,621
     1/1/2002 to 12/31/2002...............................     0.858225        0.706210        1,730,884
     1/1/2003 to 12/31/2003...............................     0.706210        0.957843        5,478,996
     1/1/2004 to 12/31/2004...............................     0.957843        1.129340        8,721,376
     1/1/2005 to 12/31/2005...............................     1.129340        1.260846       10,320,319
     1/1/2006 to 12/31/2006...............................     1.260846        1.563644       11,042,309
  Neuberger Berman Real Estate Sub-Account
     5/1/2004** to 12/31/2004.............................     9.999055       12.855176          389,828
     1/1/2005 to 12/31/2005...............................    12.855176       14.397050        1,237,659
     1/1/2006 to 12/31/2006...............................    14.397050       19.581741        1,855,516
  Neuberger Berman Mid Cap Value Sub-Account
     7/2/2001* to 12/31/2001..............................     1.561179        1.512612           63,321
     1/1/2002 to 12/31/2002...............................     1.512612        1.347093          805,768
     1/1/2003 to 12/31/2003...............................     1.347093        1.813282        2,573,919
     1/1/2004 to 12/31/2004...............................     1.813282        2.198692        5,209,970
     1/1/2005 to 12/31/2005...............................     2.198692        2.432881        8,256,813
     1/1/2006 to 12/31/2006...............................     2.432881        2.674453        9,986,489

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Oppenheimer Capital Appreciation Sub-Account
     5/1/2005** to 12/31/2005.............................     8.032014        8.735738           29,894
     1/1/2006 to 12/31/2006...............................     8.735738        9.293841           78,596
  Oppenheimer Global Equity Sub-Account
     5/1/2004** to 12/31/2004.............................    12.983513       15.001713            7,183
     1/1/2005 to 12/31/2005...............................    15.001713       17.200474           75,986
     1/1/2006 to 12/31/2006...............................    17.200474       19.784749          221,134
  PIMCO Inflation Protected Bond Portfolio
     5/1/2006** to 12/31/2006.............................    11.078325       11.205166           64,045
  PIMCO Total Return Sub-Account
     7/2/2001* to 12/31/2001..............................     1.008542        1.056063        1,136,384
     1/1/2002 to 12/31/2002...............................     1.056063        1.141013        9,603,432
     1/1/2003 to 12/31/2003...............................     1.141013        1.176541       29,020,116
     1/1/2004 to 12/31/2004...............................     1.176541        1.220981       42,539,683
     1/1/2005 to 12/31/2005...............................     1.220981        1.234188       53,067,828
     1/1/2006 to 12/31/2006...............................     1.234188        1.275235       56,248,053
  RCM Technology Sub-Account(14) (previously RCA Global
     Technology Sub-Account)
     7/2/2001* to 12/31/2001..............................     0.758624        0.610749          236,284
     1/1/2002 to 12/31/2002...............................     0.610749        0.297468        1,811,806
     1/1/2003 to 12/31/2003...............................     0.297468        0.463355        6,874,562
     1/1/2004 to 12/31/2004...............................     0.463355        0.438292       12,237,593
     1/1/2005 to 12/31/2005...............................     0.438292        0.481024       11,341,203
     1/1/2006 to 12/31/2006...............................     0.481024        0.500963       11,210,671
  Russell 2000(R) Index Sub-Account
     7/2/2001* to 12/31/2001..............................     1.226300        1.193861          176,064
     1/1/2002 to 12/31/2002...............................     1.193861        0.936873        1,652,423
     1/1/2003 to 12/31/2003...............................     0.936873        1.349540        4,202,177
     1/1/2004 to 12/31/2004...............................     1.349540        1.566231        7,033,204
     1/1/2005 to 12/31/2005...............................     1.566231        1.614955        8,067,607
     1/1/2006 to 12/31/2006...............................     1.614955        1.877218        8,902,863
  Western Asset Management Strategic Bond Opportunities
     Sub-Account (Class B)(8)
     5/1/2004** to 12/31/2004.............................     1.910648        2.028901        1,435,056
     1/1/2005 to 12/31/2005...............................     2.028901        2.057148        4,955,681
     1/1/2006 to 12/31/2006...............................     2.057148        2.131819        7,685,962
  Western Asset Management Strategic Bond Opportunities
     Sub-Account (Class E)(9)
     7/2/2001* to 12/31/2001..............................     1.578946        1.617493          180,096
     1/1/2002 to 12/31/2002...............................     1.617493        1.748698        1,639,255
     1/1/2003 to 12/31/2003...............................     1.748698        1.944727        5,507,868
     1/1/2004 to 12/31/2004...............................     1.944727        2.046945        8,185,861
     1/1/2005 to 12/31/2005...............................     2.046945        2.077677        8,394,205
     1/1/2006 to 12/31/2006...............................     2.077677        2.153702        7,962,524
  Western Asset Management U.S. Government Sub-Account
     (Class B)(8)
     5/1/2004** to 12/31/2004.............................     1.579245        1.619580        2,054,332
     1/1/2005 to 12/31/2005...............................     1.619580        1.623381        6,607,389
     1/1/2006 to 12/31/2006...............................     1.623381        1.667697        8,653,084

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Western Asset Management U.S. Government Sub-Account
     (Class E)(9)
     7/2/2001* to 12/31/2001..............................     1.458588        1.504288          871,165
     1/1/2002 to 12/31/2002...............................     1.504288        1.600458        4,380,584
     1/1/2003 to 12/31/2003...............................     1.600458        1.606657       10,414,448
     1/1/2004 to 12/31/2004...............................     1.606657        1.632791       12,063,010
     1/1/2005 to 12/31/2005...............................     1.632791        1.639669       11,770,403
     1/1/2006 to 12/31/2006...............................     1.639669        1.685404       10,745,311
  T. Rowe Price Large Cap Growth Sub-Account
     5/1/2004* to 12/31/2004..............................     1.132121        1.228822        1,449,526
     1/1/2005 to 12/31/2005...............................     1.228822        1.291677        5,547,726
     1/1/2006 to 12/31/2006...............................     1.291677        1.441446        7,160,330
  T. Rowe Price Mid-Cap Growth Sub-Account
     7/2/2001* to 12/31/2001..............................     0.931854        0.825551           41,122
     1/1/2002 to 12/31/2002...............................     0.825551        0.456708        1,655,011
     1/1/2003 to 12/31/2003...............................     0.456708        0.616917        5,668,644
     1/1/2004 to 12/31/2004...............................     0.616917        0.718542       12,901,702
     1/1/2005 to 12/31/2005...............................     0.718542        0.814249       19,229,605
     1/1/2006 to 12/31/2006...............................     0.814249        0.854583       23,043,363
  T. Rowe Price Small Cap Growth Sub-Account
     5/1/2004** to 12/31/2004.............................     1.260567        1.346140          151,024
     1/1/2005 to 12/31/2005...............................     1.346140        1.473388          708,562
     1/1/2006 to 12/31/2006...............................     1.473388        1.509438        1,478,571
  MetLife Conservative Allocation Sub-Account
     5/1/2005** to 12/31/2005.............................     9.999055       10.317034            7,268
     1/1/2006 to 12/31/2006...............................    10.317034       10.902214           59,113
  MetLife Conservative to Moderate Allocation Sub-Account
     5/1/2005** to 12/31/2005.............................     9.999055       10.535322          151,983
     1/1/2006 to 12/31/2006...............................    10.535322       11.396525          542,136
  MetLife Moderate Allocation Sub-Account
     5/1/2005** to 12/31/2005.............................     9.999055       10.766505          830,877
     1/1/2006 to 12/31/2006...............................    10.766505       11.903852        2,840,488
  MetLife Moderate to Aggressive Allocation Sub-Account
     5/1/2005** to 12/31/2005.............................     9.999055       10.992739          483,478
     1/1/2006 to 12/31/2006...............................    10.992739       12.412295        3,516,873
  MetLife Aggressive Allocation Sub-Account
     5/1/2005** to 12/31/2005.............................     9.999055       11.169288           24,530
     1/1/2006 to 12/31/2006...............................    11.169288       12.770955          349,460
  Cyclical Growth and Income ETF Sub-Account
     05/01/2006** to 12/31/2006...........................    10.528821       11.195806           19,800

------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Cyclical Growth ETF Sub-Account
     05/01/2006** to 12/31/2006...........................    10.719973       11.451405           23,293

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  American Funds Bond Sub-Account
     05/01/2006** to 12/31/2006...........................    14.825548       15.562026          165,796
  American Funds Growth Sub-Account
     7/2/2001* to 12/31/2001..............................    12.984914       11.482595           92,536
     1/1/2002 to 12/31/2002...............................    11.482595        8.553837        1,339,395
     1/1/2003 to 12/31/2003...............................     8.553837       11.539710        3,886,871
     1/1/2004 to 12/31/2004...............................    11.539710       12.800876        6,318,658
     1/1/2005 to 12/31/2005...............................    12.800876       14.667370        7,944,020
     1/1/2006 to 12/31/2006...............................    14.667370       15.941872        8,793,027
  American Funds Growth-Income Sub-Account
     7/2/2001* to 12/31/2001..............................     8.799275        8.540624          110,485
     1/1/2002 to 12/31/2002...............................     8.540624        6.876924        1,449,139
     1/1/2003 to 12/31/2003...............................     6.876924        8.980345        4,125,345
     1/1/2004 to 12/31/2004...............................     8.980345        9.773854        6,296,437
     1/1/2005 to 12/31/2005...............................     9.773854       10.200482        7,723,449
     1/1/2006 to 12/31/2006...............................    10.200482       11.588340        8,088,661
  American Funds Global Small Capitalization Sub-Account
     7/2/2001* to 12/31/2001..............................     1.467879        1.354969          174,008
     1/1/2002 to 12/31/2002...............................     1.354969        1.081548        2,084,831
     1/1/2003 to 12/31/2003...............................     1.081548        1.637421        4,945,481
     1/1/2004 to 12/31/2004...............................     1.637421        1.951751        9,266,699
     1/1/2005 to 12/31/2005...............................     1.951751        2.412643       12,165,119
     1/1/2006 to 12/31/2006...............................     2.412643        2.951478       15,102,207

---------------
  *  Date on which the Contract first became available.
 **  Date on which the Subaccount first became available.

 (1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

 (2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

 (3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap

      Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

 (5) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

 (9) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.

 (10) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

 (11) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

 (12) Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.

 (13) Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

 (14) Effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio.

                            ACCUMULATION UNIT VALUES

           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                        CONDENSED FINANCIAL INFORMATION

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  BlackRock Aggressive Growth Sub-Account (Class B)
     5/1/2004 to 12/31/2004...............................    29.528498       32.564802              0
     1/1/2005 to 12/31/2005...............................    32.564802       35.181834            324
     1/1/2006 to 12/31/2006...............................    35.181834       36.644245            972
  BlackRock Bond Income Sub-Account (Class B)
     5/1/2003 to 12/31/2003...............................     3.676355        3.710502          9,484
     1/1/2004 to 12/31/2004...............................     3.710502        3.780980         20,644
     1/1/2005 to 12/31/2005...............................     3.780980        3.778624         21,119
     1/1/2006 to 12/31/2006...............................     3.778624        3.849555         13,969
  BlackRock Diversified Sub-Account (Class B)
     5/1/2004 to 12/31/2004...............................    30.635232       32.878595            415
     1/1/2005 to 12/31/2005...............................    32.878595       33.071886             91
     1/1/2006 to 12/31/2006...............................    33.071886       35.669174            338
  BlackRock Large-Cap Core Sub-Account(12) (previously
     BlackRock Large Cap Sub-Account and, before that
     BlackRock Investment Trust Sub-Account) (Class B)
     5/1/2003 to 12/31/2003...............................     4.239068        5.109056              0
     1/1/2004 to 12/31/2004...............................     5.109056        5.527244              0
     1/1/2005 to 12/31/2005...............................     5.527244        5.586658              0
     1/1/2006 to 12/31/2006...............................     5.586658        6.221507          1,904
  BlackRock Large Cap Value Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.052091        1.154511              0
     1/1/2005 to 12/31/2005...............................     1.154511        1.192227          6,810
     1/1/2006 to 12/31/2006...............................     1.192227        1.389468         84,147
  BlackRock Large Cap Value Sub-Account (Class E)(8)
     5/1/2003 to 12/31/2003...............................     0.816712        1.044060          7,861
     1/1/2004 to 12/31/2004...............................     1.044060        1.157334         15,772
     1/1/2005 to 12/31/2005...............................     1.157334        1.196654         33,539
     1/1/2006 to 12/31/2006...............................     1.196654        1.395508         34,537
  BlackRock Legacy Large Cap Growth Sub-Account (Class
     B)(8)
     5/1/2004 to 12/31/2004...............................     2.149498        2.342840          3,511
     1/1/2005 to 12/31/2005...............................     2.342840        2.446796         13,081
     1/1/2006 to 12/31/2006...............................     2.446796        2.486696         20,230
  BlackRock Legacy Large Cap Growth Sub-Account (Class
     E)(9)
     5/1/2003 to 12/31/2003...............................     1.804735        2.221857          3,020
     1/1/2004 to 12/31/2004...............................     2.221857        2.360447         19,886
     1/1/2005 to 12/31/2005...............................     2.360447        2.467444         28,901
     1/1/2006 to 12/31/2006...............................     2.467444        2.510392         28,727
  BlackRock Money Market Sub-Account (Class B)
     5/1/2003 to 12/31/2003...............................     1.894154        1.872726         31,002
     1/1/2004 to 12/31/2004...............................     1.872726        1.845312         64,852
     1/1/2005 to 12/31/2005...............................     1.845312        1.852865         41,252
     1/1/2006 to 12/31/2006...............................     1.852865        1.895153         45,608
  BlackRock Strategic Value Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.562518        1.748585        137,836
     1/1/2005 to 12/31/2005...............................     1.748585        1.777530        168,944
     1/1/2006 to 12/31/2006...............................     1.777530        2.024884         78,843

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  BlackRock Strategic Value Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     1.063763        1.555960         21,326
     1/1/2004 to 12/31/2004...............................     1.555960        1.752858         41,566
     1/1/2005 to 12/31/2005...............................     1.752858        1.782672         53,701
     1/1/2006 to 12/31/2006...............................     1.782672        2.034215         54,698
  Davis Venture Value Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     2.647827        2.834688         41,463
     1/1/2005 to 12/31/2005...............................     2.834688        3.050386         79,987
     1/1/2006 to 12/31/2006...............................     3.050386        3.411548        203,065
  Davis Venture Value Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     2.081663        2.607387         18,677
     1/1/2004 to 12/31/2004...............................     2.607387        2.860180        231,327
     1/1/2005 to 12/31/2005...............................     2.860180        3.081745         37,707
     1/1/2006 to 12/31/2006...............................     3.081745        3.449185         37,725
  FI International Stock Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.065074        1.210240         38,955
     1/1/2005 to 12/31/2005...............................     1.210240        1.392205         29,796
     1/1/2006 to 12/31/2006...............................     1.392205        1.583009         57,536
  FI International Stock Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     0.844644        1.061006          2,237
     1/1/2004 to 12/31/2004...............................     1.061006        1.224834          2,228
     1/1/2005 to 12/31/2005...............................     1.224834        1.411556          2,219
     1/1/2006 to 12/31/2006...............................     1.411556        1.605463          2,210
  FI Large Cap Sub-Account
     05/01/2006 to 12/31/2006.............................    17.509536       17.742684          4,682
  FI Mid Cap Opportunities Sub-Account(4)
     5/1/2003 to 12/31/2003...............................     0.846153        1.120382          6,352
     1/1/2004 to 4/30/2004................................     1.120382        1.107324         40,828
  FI Mid Cap Opportunities Sub-Account(3) (previously
     Janus Mid Cap Sub-Account)
     5/1/2003 to 12/31/2003...............................     1.086570        1.355874          3,788
     1/1/2004 to 12/31/2004...............................     1.355874        1.549471        125,500
     1/1/2005 to 12/31/2005...............................     1.549471        1.616856        127,987
     1/1/2006 to 12/31/2006...............................     1.616856        1.764590         47,680
  FI Value Leaders Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     2.107115        2.364207            607
     1/1/2005 to 12/31/2005...............................     2.364207        2.554180          3,873
     1/1/2006 to 12/31/2006...............................     2.554180        2.790114         33,250
  FI Value Leaders Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     1.763553        2.147737              0
     1/1/2004 to 12/31/2004...............................     2.147737        2.385812          3,016
     1/1/2005 to 12/31/2005...............................     2.385812        2.579773         11,374
     1/1/2006 to 12/31/2006...............................     2.579773        2.820795         11,374
  Franklin Templeton Small Cap Growth Sub-Account
     5/1/2003 to 12/31/2003...............................     0.634409        0.871274          6,247
     1/1/2004 to 12/31/2004...............................     0.871274        0.947272        166,064
     1/1/2005 to 12/31/2005...............................     0.947272        0.967412        215,948
     1/1/2006 to 12/31/2006...............................     0.967412        1.038404        104,112
  Harris Oakmark Focused Value Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     2.758183        2.977180         37,105
     1/1/2005 to 12/31/2005...............................     2.977180        3.195328         55,264
     1/1/2006 to 12/31/2006...............................     3.195328        3.506527         53,467

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Harris Oakmark Focused Value Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     2.223785        2.828363         63,108
     1/1/2004 to 12/31/2004...............................     2.828363        3.037004         67,383
     1/1/2005 to 12/31/2005...............................     3.037004        3.262671         27,710
     1/1/2006 to 12/31/2006...............................     3.262671        3.584022         25,192
  Harris Oakmark International Sub-Account (Class B)(6)
     5/1/2003 to 12/31/2003...............................     0.864265        1.154680              0
     1/1/2004 to 12/31/2004...............................     1.154680        1.361315        154,133
     1/1/2005 to 12/31/2005...............................     1.361315        1.521381        224,942
     1/1/2006 to 12/31/2006...............................     1.521381        1.917749        201,589
  Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.161353        1.246630         19,747
     1/1/2005 to 12/31/2005...............................     1.246630        1.199452        100,954
     1/1/2006 to 12/31/2006...............................     1.199452        1.382742         80,480
  Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     0.964741        1.151927          7,851
     1/1/2004 to 12/31/2004...............................     1.151927        1.254021         17,337
     1/1/2005 to 12/31/2005...............................     1.254021        1.207886         34,074
     1/1/2006 to 12/31/2006...............................     1.207886        1.393585         12,219
  Jennison Growth Sub-Account (Class B)
     5/1/2005 to 12/31/2005...............................     0.390922        0.467096         40,374
     1/1/2006 to 12/31/2006...............................     0.467096        0.468491         41,226
  Jennison Growth Subaccount (Class B)(8)(10) (previously
     Met/Putnam Voyager Sub-Account (Class B))
     5/1/2004 to 12/31/2004...............................     0.409218        0.424945              0
     1/1/2005 to 4/30/2005................................     0.424945        0.386270              0
  Jennison Growth Sub-Account (Class E)
     5/1/2005 to 12/31/2005...............................     0.391191        0.468094         13,393
     1/1/2006 to 12/31/2006...............................     0.468094        0.469834         13,959
  Jennison Growth Subaccount (Class E)(9)(10) (previously
     Met/Putnam Voyager Sub-Account (Class E))
     5/1/2003 to 12/31/2003...............................     0.356609        0.415056         12,375
     1/1/2004 to 12/31/2004...............................     0.415056        0.424948         13,323
     1/1/2005 to 4/30/2005................................     0.424948        0.390108              0
  Lazard Mid-Cap Sub-Account
     5/1/2003 to 12/31/2003...............................     0.960825        1.181399              0
     1/1/2004 to 12/31/2004...............................     1.181399        1.322062          2,144
     1/1/2005 to 12/31/2005...............................     1.322062        1.397607          2,133
     1/1/2006 to 12/31/2006...............................     1.397607        1.567929         57,788
  Legg Mason Partners Aggressive Growth(5)(13)
     (previously, Legg Mason Aggressive Growth Sub-Account
     which was previously Janus Aggressive Growth
     Sub-Account and, before that, Janus Growth
     Sub-Account)
     5/1/2003 to 12/31/2003...............................     0.546411        0.662628              0
     1/1/2004 to 12/31/2004...............................     0.662628        0.702881          5,165
     1/1/2005 to 12/31/2005...............................     0.702881        0.780985         12,328
     1/1/2006 to 12/31/2006...............................     0.780985        0.750752         77,494
  Legg Mason Value Equity Sub-Account (previously MFS
     Investors Trust Sub-Account) (Class B)(8)(11)
     5/1/2004 to 12/31/2004...............................     7.387943        8.146489              0
     1/1/2005 to 12/31/2005...............................     8.146489        8.519782              0
     1/1/2006 to 4/30/2006................................     8.519782        8.881372              0

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Legg Mason Value Equity Sub-Account (previously MFS
     Investors Trust Sub-Account) (Class E)(9)(11)
     5/1/2003 to 12/31/2003...............................     0.649255        0.752961              0
     1/1/2004 to 12/31/2004...............................     0.752961        0.819602         42,721
     1/1/2005 to 12/31/2005...............................     0.819602        0.858858         42,576
     1/1/2006 to 4/30/2006................................     0.858858        0.895600              0
  Legg Mason Value Equity Sub-Account(2) (previously MFS
     Investors Trust Sub-Account and, before that, MFS
     Research Managers Sub-Account)
     5/1/2003 to 12/31/2003...............................     0.655159        0.770684         43,623
     1/1/2004 to 4/30/2004................................     0.770684        0.782576         44,505
  Legg Mason Value Equity Sub-Account
     5/1/2006 to 12/31/2006...............................     8.844334        9.431696              0
  Lehman Brothers(R) Aggregate Bond Index Sub-Account
     5/1/2003 to 12/31/2003...............................     1.200429        1.197322        233,953
     1/1/2004 to 12/31/2004...............................     1.197322        1.216221         52,976
     1/1/2005 to 12/31/2005...............................     1.216221        1.211873         71,366
     1/1/2006 to 12/31/2006...............................     1.211873        1.230779         70,018
  Loomis Sayles Small Cap Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     2.161605        2.436398              0
     1/1/2005 to 12/31/2005...............................     2.436398        2.542675          5,528
     1/1/2006 to 12/31/2006...............................     2.542675        2.895310         16,644
  Loomis Sayles Small Cap Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     1.666888        2.159414          2,425
     1/1/2004 to 12/31/2004...............................     2.159414        2.454626          6,936
     1/1/2005 to 12/31/2005...............................     2.454626        2.563974         15,352
     1/1/2006 to 12/31/2006...............................     2.563974        2.922363         17,059
  Lord Abbett Bond Debenture Sub-Account
     5/1/2003 to 12/31/2003...............................     1.375126        1.498707        162,520
     1/1/2004 to 12/31/2004...............................     1.498707        1.585737        223,374
     1/1/2005 to 12/31/2005...............................     1.585737        1.574492         74,062
     1/1/2006 to 12/31/2006...............................     1.574492        1.681231         96,970
  MFS Research International Sub-Account
     5/1/2003 to 12/31/2003...............................     0.720615        0.927567              0
     1/1/2004 to 12/31/2004...............................     0.927567        1.084809         46,809
     1/1/2005 to 12/31/2005...............................     1.084809        1.235559         47,864
     1/1/2006 to 12/31/2006...............................     1.235559        1.529838         60,678
  MFS Total Return Sub-Account
     5/1/2004 to 12/31/2004...............................     3.208595        3.470400         26,448
     1/1/2005 to 12/31/2005...............................     3.470400        3.491885         39,232
     1/1/2006 to 12/31/2006...............................     3.491885        3.823770         39,866
  MFS Total Return Sub-Account(1) (previously Balanced
     Sub-Account)
     5/1/2003 to 12/31/2003...............................     1.211095        1.372962         11,508
     1/1/2004 to 4/30/2004................................     1.372962        1.357400         32,755
  Met/AIM Small Cap Growth Sub-Account
     5/1/2003 to 12/31/2003...............................     0.859964        1.139755              0
     1/1/2004 to 12/31/2004...............................     1.139755        1.186602         23,434
     1/1/2005 to 12/31/2005...............................     1.186602        1.256812         23,649
     1/1/2006 to 12/31/2006...............................     1.256812        1.403914         22,917

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  MetLife Mid Cap Stock Index Sub-Account
     5/1/2003 to 12/31/2003...............................     0.855856        1.112298          4,265
     1/1/2004 to 12/31/2004...............................     1.112298        1.259075         20,790
     1/1/2005 to 12/31/2005...............................     1.259075        1.379828         19,161
     1/1/2006 to 12/31/2006...............................     1.379828        1.482519         18,224
  MetLife Stock Index Sub-Account
     5/1/2003 to 12/31/2003...............................     2.513599        3.029154         16,316
     1/1/2004 to 12/31/2004...............................     3.029154        3.267648         14,357
     1/1/2005 to 12/31/2005...............................     3.267648        3.336629         30,642
     1/1/2006 to 12/31/2006...............................     3.336629        3.759933         24,327
  Morgan Stanley EAFE(R) Index Sub-Account
     5/1/2003 to 12/31/2003...............................     0.678339        0.907523        147,548
     1/1/2004 to 12/31/2004...............................     0.907523        1.058811        136,248
     1/1/2005 to 12/31/2005...............................     1.058811        1.169793         58,486
     1/1/2006 to 12/31/2006...............................     1.169793        1.435621         42,456
  Neuberger Berman Real Estate Sub-Account
     5/1/2004 to 12/31/2004...............................     9.998192       12.764997          4,955
     1/1/2005 to 12/31/2005...............................    12.764997       14.147202         11,234
     1/1/2006 to 12/31/2006...............................    14.147202       19.041742         26,839
  Neuberger Berman Mid Cap Value Sub-Account
     5/1/2003 to 12/31/2003...............................     1.322400        1.717901         10,219
     1/1/2004 to 12/31/2004...............................     1.717901        2.061234         20,028
     1/1/2005 to 12/31/2005...............................     2.061234        2.257043         52,328
     1/1/2006 to 12/31/2006...............................     2.257043        2.455307        122,970
  Oppenheimer Capital Appreciation Sub-Account
     5/1/2005 to 12/31/2005...............................     7.683859        8.299136              0
     1/1/2006 to 12/31/2006...............................     8.299136        8.737359          1,780
  Oppenheimer Global Equity Sub-Account
     5/1/2004 to 12/31/2004...............................    12.041673       13.816953            531
     1/1/2005 to 12/31/2005...............................    13.816953       15.677143            717
     1/1/2006 to 12/31/2006...............................    15.677143       17.844741          1,714
  PIMCO Inflation Protected Bond Portfolio
     5/1/2006** to 12/31/2006.............................    10.734463       10.782032              0
  PIMCO Total Return Sub-Account
     5/1/2003 to 12/31/2003...............................     1.141051        1.141461        223,531
     1/1/2004 to 12/31/2004...............................     1.141461        1.172170         85,090
     1/1/2005 to 12/31/2005...............................     1.172170        1.172506        137,039
     1/1/2006 to 12/31/2006...............................     1.172506        1.198883        267,777
  RCM Technology Sub-Account(14) (previously RCA Global
     Technology Sub-Account)
     5/1/2003 to 12/31/2003...............................     0.324731        0.449510          9,828
     1/1/2004 to 12/31/2004...............................     0.449510        0.420740         28,663
     1/1/2005 to 12/31/2005...............................     0.420740        0.456953         80,524
     1/1/2006 to 12/31/2006...............................     0.456953        0.470936         80,885
  Russell 2000(R) Index Sub-Account
     5/1/2003 to 12/31/2003...............................     0.928293        1.278525         71,775
     1/1/2004 to 12/31/2004...............................     1.278525        1.468279         21,158
     1/1/2005 to 12/31/2005...............................     1.468279        1.498195         31,590
     1/1/2006 to 12/31/2006...............................     1.498195        1.723354         28,040

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Western Asset Management Strategic Bond Opportunities
     Sub-Account (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.729072        1.823352         58,188
     1/1/2005 to 12/31/2005...............................     1.823352        1.829480         79,943
     1/1/2006 to 12/31/2006...............................     1.829480        1.876140         81,591
  Western Asset Management Strategic Bond Opportunities
     Sub-Account (Class E)(9)
     5/1/2003 to 12/31/2003...............................     1.702622        1.766219         75,351
     1/1/2004 to 12/31/2004...............................     1.766219        1.839586        240,453
     1/1/2005 to 12/31/2005...............................     1.839586        1.847755        105,213
     1/1/2006 to 12/31/2006...............................     1.847755        1.895417         92,336
  Western Asset Management U.S. Government Sub-Account
     (Class B)(8)
     5/1/2004 to 12/31/2004...............................     1.429154        1.455487         92,386
     1/1/2005 to 12/31/2005...............................     1.455487        1.443706        106,848
     1/1/2006 to 12/31/2006...............................     1.443706        1.467668        119,206
  Western Asset Management U.S. Government Sub-Account
     (Class E)(9)
     5/1/2003 to 12/31/2003...............................     1.474771        1.459159         50,616
     1/1/2004 to 12/31/2004...............................     1.459159        1.467362         50,495
     1/1/2005 to 12/31/2005...............................     1.467362        1.458193         50,732
     1/1/2006 to 12/31/2006...............................     1.458193        1.483254         49,798
  T. Rowe Price Large Cap Growth Sub-Account
     5/1/2004 to 12/31/2004...............................     1.068742        1.151983         74,148
     1/1/2005 to 12/31/2005...............................     1.151983        1.198298        164,172
     1/1/2006 to 12/31/2006...............................     1.198298        1.323311        136,323
  T. Rowe Price Mid Cap Growth Sub-Account
     5/1/2003 to 12/31/2003...............................     0.467514        0.598533         18,187
     1/1/2004 to 12/31/2004...............................     0.598533        0.689830         53,659
     1/1/2005 to 12/31/2005...............................     0.689830        0.773575        123,804
     1/1/2006 to 12/31/2006...............................     0.773575        0.803434        198,600
  T. Rowe Price Small Cap Growth Sub-Account
     5/1/2004 to 12/31/2004...............................     1.169074        1.239772          1,741
     1/1/2005 to 12/31/2005...............................     1.239772        1.342839         20,354
     1/1/2006 to 12/31/2006...............................     1.342839        1.361357         20,388
  MetLife Conservative Allocation Sub-Account
     5/1/2005 to 12/31/2005...............................     9.998192       10.244587              0
     1/1/2006 to 12/31/2006...............................    10.244587       10.712904         57,287
  MetLife Conservative to Moderate Allocation Sub-Account
     5/1/2005 to 12/31/2005...............................     9.998192       10.461355              0
     1/1/2006 to 12/31/2006...............................    10.461355       11.198645              0
  MetLife Moderate Allocation Sub-Account
     5/1/2005 to 12/31/2005...............................     9.998192       10.690928          6,536
     1/1/2006 to 12/31/2006...............................    10.690928       11.697181          7,271
  MetLife Moderate to Aggressive Allocation Sub-Account
     5/1/2005 to 12/31/2005...............................     9.998192       10.915585              0
     1/1/2006 to 12/31/2006...............................    10.915585       12.196813          1,764
  MetLife Aggressive Allocation Sub-Account
     5/1/2005 to 12/31/2005...............................     9.998192       11.090906              0
     1/1/2006 to 12/31/2006...............................    11.090906       12.549255              0
  Cyclical Growth and Income ETF Sub-Account
     5/1/2006 to 12/31/2006...............................    10.464513       11.050225              0

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  Cyclical Growth ETF Sub-Account
     5/1/06 to 12/31/06...................................    10.654502       11.302506              0

                                                                    2.45% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
  American Funds Bond Sub-Account
     05/01/2006 to 12/31/2006.............................    13.487687       14.059508            1,910
  American Funds Global Small Capitalization Sub-Account
     5/1/2003 to 12/31/2003...............................     1.061206        1.542665           14,945
     1/1/2004 to 12/31/2004...............................     1.542665        1.819557           48,160
     1/1/2005 to 12/31/2005...............................     1.819557        2.225825           85,288
     1/1/2006 to 12/31/2006...............................     2.225825        2.694580          216,540
  American Funds Growth Sub-Account
     5/1/2003 to 12/31/2003...............................     7.555086        9.363770           22,664
     1/1/2004 to 12/31/2004...............................     9.363770       10.278365           34,426
     1/1/2005 to 12/31/2005...............................    10.278365       11.654464           44,902
     1/1/2006 to 12/31/2006...............................    11.654464       12.535213           55,219
  American Funds Growth-Income Sub-Account
     5/1/2003 to 12/31/2003...............................     5.856762        7.287395           31,896
     1/1/2004 to 12/31/2004...............................     7.287395        7.848266           46,116
     1/1/2005 to 12/31/2005...............................     7.848266        8.105542           56,352
     1/1/2006 to 12/31/2006...............................     8.105542        9.112476           46,484

---------------

 (1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

 (2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

 (3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

 (5) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

 (9) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.

 (10)Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

 (11)Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

 (12)Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.

 (13)Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

 (14)Effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio.

                                   APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

    Toll-free telephone service:  --A recording of daily unit values is available by calling
                                    1-800-333-2501.

                                  --Fund transfers, address changes and changes of future
                                    purchase payment allocations can be made by calling
                                    1-800-435-4117.

    Written Communications:       --All communications and inquiries regarding address
                                    changes, premium payments, billing, fund transfers,
                                    withdrawals, maturities and any other processing matters
                                    relating to your Contract should be directed to:

                                       New England Life Insurance Company
                                       c/o Annuity Administrative Office
                                       P.O. Box 14594
                                       Des Moines, IA 50306-3594
                                       fax: (515) 457-4301

    Internet Communications:      --Fund transfers and future allocations can be made at
                                    www.nef.com

                                   APPENDIX B

                               WITHDRAWAL CHARGE

     The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Withdrawal Charge," no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.

     As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).

     We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.

                                   APPENDIX C

                                  PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                                                   CONTRACTS USED WITH TAX
JURISDICTION                                      QUALIFIED RETIREMENT PLANS   ALL OTHER CONTRACTS
------------                                      --------------------------   -------------------
California                                                   0.50%*                   2.35%
Maine                                                          --                     2.00%
Nevada                                                         --                     3.50%
South Dakota                                                   --                     1.25%
West Virginia                                                1.00%                    1.00%
Wyoming                                                        --                     1.00%

---------------

* Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D
               GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB (the Predictor and the Predictor Plus). The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

(1)  Withdrawal Adjustments to Annual Increase Amount

      Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary

     Assume the initial purchase payment is $100,000 and the Predictor is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $5,000 is withdrawn (leaving an account balance of $95,000). Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($105,000 - $5,000 = $100,000).
     Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

      Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary

     Assume the initial purchase payment is $100,000 and the Predictor is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)  The 5% Annual Increase Amount

      Example

     Assume the Owner of the Contract is a male, age 55 at issue, and he elects the Predictor rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Owner's 85th birthday). At the tenth Contract Anniversary, when the Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

      Determining a value upon which future income payments will be based

     Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 85(th) birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The 5% Annual Increase Amount line is the value upon which future income payments can be based.

                                    [GRAPH]

      Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Contract Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                                    [GRAPH]

(3)  The Highest Anniversary Value

      Example

     Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the Predictor rider. He makes an initial purchase payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial Purchase Payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

     Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal the Contract Value ($155,000). See section (4) below for an example of the exercise of the Predictor rider.

      Determining a value upon which future income payments will be based

     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81(st) birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPH]

      Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                                    [GRAPH]

(4)  Putting It All Together

      Example

     Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the Predictor rider at the tenth Contract Anniversary and elects a life annuity with 10 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields annuity payments of $717 per month for life, with a minimum of 10 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $806; if the Owner were age 75, the income base of $162,889 would yield monthly payments of $920.)

     The above example does not take into account the impact of premium and other taxes. As with other-pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you selected.

     THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

     Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Base and the Contract Value will stop accruing. Also, the GMIB Rider may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 85(th) birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

                                    [GRAPH]

     With the GMIB Rider, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the GMIB Rider, you will have paid for the GMIB Rider although it was never used.

                                    [GRAPH]

(5)  The Guaranteed Principal Option--Predictor Plus

     Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10(th) Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

     The effect of exercising the Guaranteed Principal Option:

     1) A Guaranteed Principal Adjustment of $100,000 -- $50,000 = $50,000 is added to the Contract Value 30 days after the 10(th) Contract Anniversary bringing it back up to $100,000.

     2) The Predictor Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.

     3) Predictor Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

                                    [GRAPH]
------------

* Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.

(6) The Optional Reset--Predictor Plus (for Contracts issued prior to February 26, 2007)

     Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Reset. (If you purchased your Contract prior to February 27, 2006, you may elect an Optional Reset on any Contract Anniversary on or after the third Contract Anniversary and may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.)

     The effect of the Optional Reset election is:

     (1) The 5% Annual Increase Amount resets from $105,000 to $110,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

     (3) The Predictor Plus Rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Reset at this time, because the Contract Value is less than the 5% Annual Increase Amount.

(7) The Optional Reset: Optional Automatic Reset (for Contracts issued on or after to February 26, 2007)--Predictor Plus

     Assume your initial investment is $100,000 and no withdrawals are taken. The 6% Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Optional Automatic Reset feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 6% Annual Increase Amount, an Optional Reset will automatically occur.

     The effect of the Optional Reset is:

     (1) The 6% Annual Increase Amount automatically resets from $106,000 to $110,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

     (3) The Predictor Plus Rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     The 6% Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Optional Automatic Reset feature. Because your Contract Value is higher than your 6% Annual Increase Amount, an Optional Reset will automatically occur.

     The effect of the Optional Reset is:

     (1) The 6% Annual Increase Amount automatically resets from $116,600 to $120,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

     (3) The Predictor Plus Rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 6% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Optional Automatic Reset feature, and other requirements were met).

     The effect of each Optional Reset is:

     (1) The 6% Annual Increase Amount automatically resets to the higher Contract Value;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

     (3) The Predictor Plus Rider charge is reset to the fee we charge new Contract Owners for Predictor Plus at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     After the seventh Contract Anniversary, the initial Optional Automatic Reset election expires. Assume you do not make a new election of the Optional Automatic Reset. The 6% Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is NOT permitted because your Contract Value is lower than your 6% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains, the 6% Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 6% annually (subject to adjustments for additional Purchase Payments and/or withdrawals) through the Contract Anniversary on or after your 85th birthday. Also, please note:

     (1) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

     (2) The Predictor Plus Rider charge remains at its current level; and

     (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [GRAPH]

                                   APPENDIX E
                  GUARANTEED WITHDRAWAL BENEFIT (GWB) EXAMPLES

EXAMPLES

A.  HOW WITHDRAWALS AFFECT THE BENEFIT BASE

     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 X 5%). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

     (2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE ANNUAL BENEFIT PAYMENT

     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 (7% X $105,000). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment
would be equal to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350, however, the period of time over which the Annual Benefit Payment may be taken is lengthened.

C.  HOW WITHDRAWALS AFFECT THE ANNUAL BENEFIT PAYMENT

     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the Contract Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be equal to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

     (2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be equal to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE GUARANTEED WITHDRAWAL AMOUNT AND GWB RIDER CHARGE

     (1) An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. The annual GWB Rider Charge would be $525 ($105,000 X .005). Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 were made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be equal to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000 and the annual GWB Rider Charge would remain at $525.

E.  PUTTING IT ALL TOGETHER

     (1) WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT. An initial purchase payment is made of $100,000. The initial Benefit Base is $105,000, the Guaranteed Withdrawal Amount is $105,000, and the Annual Benefit Payment is $7,350. Assume that the Benefit Base was reduced to $82,950 due to three years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdraw $7,350 at this time, your Contract Value will be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base will be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there is no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount remains at $105,000 and the Annual Benefit Payment remains at $7,350.

                                  (BAR GRAPH)

     (2) WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT. An initial purchase payment is made of $100,000. The initial Benefit Base is $105,000, the Guaranteed Withdrawal Amount is $105,000, and the Annual Benefit Payment is $7,350. Assume that the Benefit Base was reduced to $82,950 due to three years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdraw $10,000 at this time, your Contract Value will be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950.
Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base is greater than the resulting Contract Value, there is an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer is guaranteed to be received over time. The new Benefit Base of $40,000 is now the remaining amount guaranteed to be available to be withdrawn over time, provided your annual withdrawals or amounts you apply to an annuity option are less than or equal to the Annual Benefit Payment.

                                  (BAR GRAPH)

F. HOW THE OPTIONAL RESET WORKS IF ELECTED ON THE 3RD CONTRACT ANNIVERSARY (MAY BE ELECTED PRIOR TO AGE 86) -- GWB I (IF ENDORSED IN YOUR STATE) AND ENHANCED GWB

     Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).

     The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the GWB Rider Charge remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

     The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the GWB Rider Charge has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

     The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the GWB Rider Charge is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

     The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    (GRAPH)

G. HOW AN OPTIONAL RESET MAY INCREASE THE BENEFIT BASE WHILE DECREASING THE GUARANTEED WITHDRAWAL AMOUNT AND ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

     Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%).

     Under these circumstances, the Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

H.  ANNUAL BENEFIT PAYMENT CONTINUING WHEN THE CONTRACT VALUE REACHES ZERO

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

     Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

     In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                  (BAR CHART)

I.  LIFETIME WITHDRAWAL GUARANTEE

     1.  WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial Purchase Payments of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

     Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the contract value is reduced to zero.

     If the first withdrawal is taken after age 59 1/2, then the Annual Benefit payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the contract value are reduced to zero.

                                    (GRAPH)

     2.  WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial purchase payment of $100,000. The initial contract value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the contract value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your contract value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting contract value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the contract value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

J.  LIFETIME WITHDRAWAL GUARANTEE - 5% COMPOUNDING INCOME AMOUNT

     Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Payment would be $5,000 ($100,000 x 5%).

     The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

     If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

     If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

     If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

     If the first withdrawal is taken after the 10th contract year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

        DELAY TAKING WITHDRAWALS AND RECEIVE HIGHER GUARANTEED PAYMENTS

                                  (BAR GRAPH)

K. LIFETIME WITHDRAWAL GUARANTEE - AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

     Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

     At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the contract value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the contract value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second contract anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these contract years the contract value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the contract value at the ninth contract anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

     At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the contract value is less that $189,000. There is no Automatic Annual Step-Up since the contract value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

                              (PERFORMANCE GRAPH)

                               TABLE OF CONTENTS
                                    FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                           AMERICAN FORERUNNER SERIES

                                                               PAGE
                                                              ------
THE COMPANY AND THE VARIABLE ACCOUNT........................  II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE
  CONTRACTS.................................................  II-3
INVESTMENT ADVICE...........................................  II-3
DISTRIBUTION OF THE CONTRACTS...............................  II-5
CALCULATION OF PERFORMANCE DATA.............................  II-6
CALCULATION OF YIELDS.......................................  II-7
NET INVESTMENT FACTOR.......................................  II-8
ANNUITY PAYMENTS............................................  II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS...............  II-11
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS.................  II-11
ACCUMULATION UNIT VALUES (Condensed Financial
  Information)..............................................  II-12
THE FIXED ACCOUNT...........................................  II-148
TAX STATUS OF THE CONTRACTS.................................  II-148
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............  II-149
LEGAL MATTERS...............................................  II-149
FINANCIAL STATEMENTS........................................  1

     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     501 Boylston Street
     Boston, Massachusetts 02116

[ ]   American Forerunner Series -- New England Variable Annuity Separate Account
[ ]   Metropolitan Series Fund, Inc.
[ ]   Met Investors Series Trust
[ ]   American Funds Insurance Series
[ ]   My current address is:
                                   Name
      -------------------------             --------------------------------------
      Contract Number                       --------------------------------------
                                   Address  --------------------------------------
      -------------------------             Zip
      Signature

                                      A-120